As filed with the Securities and Exchange Commission on February 25, 2020

Securities Act File No. 333-132380

Investment Company Act File No. 811-21864

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 729	☑
and/or
REGISTRATION STATEMENT UNDER	☑
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 731

(Check appropriate box or boxes.)

WISDOMTREE TRUST

(Exact Name of Registrant as Specified in Charter)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of Principal Executive Offices) (Zip Code)

1-866-909-9473

(Registrant’s Telephone Number, including Area Code)

JONATHAN STEINBERG

WISDOMTREE TRUST

245 Park Avenue

35th Floor

New York, NY 10167

(Name and Address of Agent for Service)

Copies to:

W. John McGuire	Ryan Louvar
Morgan, Lewis & Bockius LLP	WisdomTree Asset Management, Inc.
1111 Pennsylvania Avenue NW	245 Park Avenue, 35th Floor
Washington, DC 20004	New York, NY 10167

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☑	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (Date) pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (Date) pursuant to paragraph (a)(2) of Rule 485.
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (Date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

[                ], 2020

WisdomTree Trust

WisdomTree Alternative ETFs*

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

*	Principal U.S. Listing Exchange: NASDAQ

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the WisdomTree Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds’ website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WisdomTree Trust

2	WisdomTree Trust Prospectus

WisdomTree Interest Rate Hedged High Yield Bond Fund

Investment Objective

The WisdomTree Interest Rate Hedged High Yield Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	[	]%[1]
Total Annual Fund Operating Expenses	0.43%[2]
Fee Waivers	[	]%[3]
Total Annual Fund Operating Expenses After Fee Waivers	[	]%[3]
1.	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
2.

The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

3.

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to waive a portion of its Management Fee in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in each Underlying Fund, as defined below, through [                ] 2021, unless earlier terminated by the Board of Trustees of WisdomTree Trust for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

WisdomTree Trust Prospectus	3

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Fund may invest in exchange-traded funds (“ETFs”) that invest in the foregoing securities (each, an “Underlying Fund”). Each Underlying Fund, which is expected to be advised by WisdomTree Asset Management or its affiliates, may constitute a substantial portion of the Fund’s assets.

The Index is designed to provide long exposure to the performance of selected issuers in the U.S. non-investment-grade corporate bond (“junk bonds”) market that are deemed to have favorable fundamental and income characteristics while seeking to manage interest rate risk through the use of short positions in U.S. Treasury securities (“U.S. Treasuries”).

The Index is comprised of long and short positions. The long positions of the Index (the “Long Basket”) intends to replicate the WisdomTree U.S. High Yield Corporate Bond Index. The Index employs a multi-step process, which screens based on fundamentals to identify bonds with favorable characteristics and then tilts to those individual securities which offer favorable income characteristics. The goal is to improve the risk-adjusted performance of traditional market capitalization-weighted approaches of high-yield corporate bond indices.

The Long Basket of the Index is comprised of corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, bonds must meet the following criteria: (i) pay fixed-rate coupons; (ii) have at least $500 million in par amount outstanding; (iii) have a remaining maturity of at least one year; and (iv) rated non-investment grade by Moody’s or Standard & Poor’s. In addition, the issuer cannot have defaulted or be in distress. For the purposes of the Index, bonds issued under Regulation S are excluded from eligibility. All bonds are denominated in U.S. dollars.

The Long Basket of the Index utilizes a “screen and tilt” rules-based approach to isolate bonds that have favorable fundamentals and tilts to those bonds with favorable income and valuation characteristics. Once the Index universe is defined from the eligibility criteria, individual bonds are assigned a factor score against their broad sector peers (e.g., industrials, financials, utilities, consumer and energy) based on rules-based fundamental metrics distinguishing cash flow characteristics and discards the securities with poor cash flow performance. Remaining bonds are ranked within each sector based on liquidity scores and then screened so that the bonds receiving the lowest 5% of liquidity scores in each sector are removed from the Index. Each remaining bond is then assigned an income tilt score based on its probability of default relative to the other remaining bonds in its sector. Income tilt scores are then used to determine a bond’s weight in the Index, with bonds receiving higher income tilt scores being heavily weighted. Issuer exposure is capped at 2%, with excess exposure distributed to the remaining bonds on a pro-rata basis.

The short positions of the Index (the “Short Basket”) holds short positions in U.S. Treasuries (or futures providing exposure to U.S. Treasuries in the case of the Fund) that seek to correspond to a duration exposure matching the duration of the Long Basket, with a targeted total duration exposure of approximately zero years (e.g., if the average duration of bonds in the Long Basket is approximately two years, the Short Basket will seek an average duration of approximately two years among its short holdings of U.S. Treasuries, with an aggregate targeted Index duration of approximately zero years). Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. The Fund may also short U.S. Treasuries.

The Index weights the short exposure to U.S. Treasuries of differing maturities in an attempt to offset the sensitivity of the long exposure to overall moves in interest rates across the yield curve. The Long Basket and Short Basket of the Index are rebalanced on a monthly basis so that the dollar amount of the Long Basket’s bond positions is approximately equivalent to the dollar amount of the short exposure achieved within the Short Basket.

4	WisdomTree Trust Prospectus

The Index is designed to have greater returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are rising significantly. Conversely, the Index is designed to have lower returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are falling significantly.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The principal risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

∎

Hedging Risk. The Index seeks to mitigate the potential negative impact of using U.S. Treasury rates on the performance of bonds in the long portfolio of the Index. The Index’s short positions in U.S. Treasuries, as well as the Fund’s holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (i.e., credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. The Index’s short positions also may fail to provide the targeted duration in light of changes in the shape of the U.S. Treasury curve. The interest rate profile between the long and short exposures of the Index and Fund could also evolve significantly between monthly rebalancing. This could lead to temporary dislocations between the Fund’s intended and actual sensitivity to interest rates, which could impact performance. There may also be significant differences between the bond markets and U.S. Treasury markets (including futures markets for U.S. Treasuries) that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. In addition, when interest rates fall, an unhedged investment in the same long portfolio of bonds will outperform the Fund.

∎

High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

∎

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

∎

Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

∎

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

WisdomTree Trust Prospectus	5

∎

Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

∎

Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

∎

Cyber Security Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

∎

Derivatives Risk. The Fund invests in derivatives, including as a substitute to gain short exposure to U.S. Treasuries. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of futures contracts. With respect to futures contracts and short exposure through futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts and short exposure through futures contracts; and (3) no guarantee that an active market will exist for the futures contracts and short exposure through futures contracts at any particular time. In addition, while the Fund may short securities such as U.S. Treasuries, the Fund’s anticipated short exposure through derivative instruments may lead to less correlation with the Index.

∎

Geopolitical Risk. The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

6	WisdomTree Trust Prospectus

∎

Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

∎

Interest Rate Risk. Interest rate risk with respect to the Fund is the risk that fixed income securities and short exposure to fixed income securities will decline in value because of decreases in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness.

∎	Investment in an Underlying Fund Risk. The Fund’s investment performance and risks may be directly related to the investment performance and risks of an Underlying Fund.

∎

Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

∎	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

∎	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

∎

Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

∎

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

∎

Short Sales Risk. The Fund will engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into short positions in U.S. Treasuries as well as a short derivative position through futures contracts on U.S. Treasuries. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position arises from the increase in value of the security sold short and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, the Fund may not be able to fully or partially implement its short selling strategy.

∎

U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries for the Index (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

WisdomTree Trust Prospectus	7

∎

Yield Curve Risk. The Index and Fund will have short exposure to U.S. Treasuries with different maturity dates and weightings. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance, including Fund losses. The methodology of the Index and the investment approach of the Fund seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

The Fund’s objective, strategies and index changed effective [    ], 2020. Prior to [    ], 2020, Fund performance reflects the Fund’s former investment objective and strategies, which tracked the performance, before fees and expenses, of the ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index.

The Fund’s year-to-date total return as of September 30, 2019 was 6.52%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	5.48%	2Q/2016
Lowest Return	(4.95)%	4Q/2018

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

8	WisdomTree Trust Prospectus

Average Annual Total Returns for the periods ending December 31, 2018

WisdomTree Interest Rate Hedged High Yield Bond Fund*	1 Year	5 Years	Since Inception December 18, 2013
Return Before Taxes Based on NAV	(0.72)%	2.60%	2.69%
Return After Taxes on Distributions	(2.80)%	0.59%	0.68%
Return After Taxes on Distributions and Sale of Fund Shares	(0.37)%	1.07%	1.14%
WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
ICE BofA ML 0-5 Year U.S. HY Constrained, Zero Duration Index (Reflects no deduction for fees, expenses or taxes)	0.27%	3.25%	3.32%

*	The Fund’s objective changed effective [ ], 2020. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index. As of [ ], 2020, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Voya Investment Management Co., LLC (“Voya IM”) serves as sub-adviser to the Fund.

Portfolio Managers

Effective April [    ], 2020, the Fund is managed by Voya IM’s High Yield Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Randall Parrish, CFA, Portfolio Manager, has been a portfolio manager of the Fund since [April 2020].

Rick Cumberledge, CFA, Portfolio Manager, has been a portfolio manager of the Fund since [April 2020].

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 25,000 shares. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	9

Additional Information About the Fund

Additional Information About the Fund’s Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. Since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Fund’s Investment Strategies. WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of its underlying Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its underlying Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

The quantity of the Fund’s holdings as a result of using a representative sampling strategy will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from the Fund’s underlying Index and consequently the attributes of the underlying Index may change. The Fund may sell securities that are represented in its underlying Index, or purchase securities that are not yet represented in its underlying Index, in anticipation of their removal from or addition to the underlying Index or to reflect various other changes to the underlying Index.

Further, the Fund may overweight or underweight securities in its underlying Index, purchase or sell securities not in its underlying Index, or utilize various combinations of other available techniques, in seeking to track its underlying Index.

The Fund may invest in other investments (generally up to 20% of its assets) that the Fund believes will help it track its Index, including cash and cash equivalents, and other fixed income securities, as well as in shares of other investment companies (including affiliated investment companies), forward contracts, futures contracts, options on futures contracts, options and swaps.

Securities Lending. The Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company, to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.

Additional Principal Risk Information About the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each of the factors below could have a negative impact on Fund performance and trading prices.

Cash Redemption Risk

When the Fund’s investment strategy requires it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds, it may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had made a redemption in-kind (i.e., distribute securities as payment of redemption proceeds). As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

10	WisdomTree Trust Prospectus

Counterparty and Issuer Credit Risk

The Fund that engages in investment transactions or enters into derivative or other contracts with third parties (i.e., “counterparties”) bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

The financial condition of an issuer of a debt security or other issuer may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s, S&P, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

Cyber Security Risk

The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including the investment adviser, sub-adviser, administrator, custodian, and transfer agent, may subject the Fund to many of the same risks associated with direct cyber security breaches and adversely impact the Fund. For instance, cyber-attacks may impact the Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause the Fund to incur additional compliance costs associated with corrective measures, subject the Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Fund. Cyber security breaches of market makers, Authorized Participants, or the issuers of securities in which the Fund invests could also have material adverse consequences on the Fund’s business operations and cause financial losses for the Fund and its shareholders. While the Fund and its service providers have established business continuity plans and risk management systems designed to address cyber security risks, prevent cyber-attacks and mitigate the impact of cyber security breaches, there are inherent limitations on such plans and systems. In addition, the Fund has no control over the cyber security protections put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.

WisdomTree Trust Prospectus	11

Derivatives Risk

Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money. Derivatives include futures contracts.

Futures Contracts

A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. The risks of futures contracts include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

Geopolitical Risk

The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical and other events may also disrupt securities markets and, during such market disruptions, the Fund’s exposure to the other risks described herein will likely increase. For example, a market disruption may adversely affect the orderly functioning of the securities markets. Each of the foregoing may negatively impact the Fund’s investments.

Hedging Risk

The Fund is subject to hedging risk. The short positions in U.S. Treasuries contained in the Fund’s underlying Index, as well as the Fund’s holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (i.e., credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates.

The underlying Index of the Fund seeks to mitigate the potential negative impact of rising U.S. Treasury rates on the performance of bonds in the long portfolio of the Index. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions.

High Yield Securities Risk

The Fund invests primarily in high yield securities, rated lower than Baa3 by Moody’s, or equivalently rated by S&P or Fitch. Such securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

12	WisdomTree Trust Prospectus

Index and Data Risk

The Fund employs a “passive management” – or indexing – investment approach. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the index or to cease making the index available without regard to the particular interests of the Fund or the Fund’s shareholders. While the Index Provider provides a rules-based methodology that describes what each Index is designed to achieve within a particular set of rules, neither the Index Provider, its agents nor data providers provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the applicable Index, its calculation, valuation or its related data, and they do not guarantee that the applicable Index will be in line with the Index Provider’s methodology, regardless of whether or not the Index Provider is affiliated with the Adviser. The composition of the Index is dependent on data from one or more third parties and/or the application of such data within the rules of the Index methodology, which may be based on assumptions or estimates. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index computations and/or the construction of the index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Indexes, which are generally not used as benchmarks by other funds or managers. Any of the foregoing may lead to the inclusion of securities in an Index, exclusion of securities from an Index or the weighting of securities in an Index that would have been different had data or other information been correct or complete, which may lead to a different investment outcome than would have been the case had such events not occurred. The Adviser, through a Sub-Adviser, seeks to manage the Fund to correspond to the Index provided by the Index Provider. Consequently, losses or costs associated with an Index’s errors or other risks described above will generally be borne by the Fund and its shareholders and neither the Adviser nor its affiliates or agents make any representations or warranties regarding the foregoing.

Interest Rate Risk

The market value of fixed income securities, and financial instruments related to fixed income securities, will change in response to changes in interest rates and may change in response to other factors, such as perception of an issuer’s creditworthiness. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities tend to be more sensitive to changes in interest rates and thus subject to greater volatility than securities with shorter maturities. The “average portfolio maturity” of the Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk.

Investment in an Underlying Fund Risk

Since the Fund invests a substantial portion of its assets in other ETFs, the Fund’s investment performance and risks may be directly related to the investment performance and risks of such ETFs. Fund shareholders indirectly bear a proportionate share of the fees and expenses of the other ETFs in addition to the Fund’s expenses. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track.

Investment Risk

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WisdomTree Trust Prospectus	13

Investment Style Risk

The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Issuer-Specific Risk

Changes in the actual or perceived financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Market Risk

The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. The Fund’s NAV and market price, like commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Non-Correlation Risk

As with all index funds, the performance of the Fund and its Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by its Index. In addition, the Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index or may be subject to pricing differences, differences in the timing of dividend accruals, tax gains or losses, currency convertibility and repatriation, operational inefficiencies and the need to meet various new or existing regulatory requirements. For example, it may take several business days for additions and deletions to an Index to be reflected in the Fund’s portfolio composition. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. By using a representative sampling strategy, the Fund generally can be expected to have a greater non-correlation risk and this risk may be heightened during times of market volatility or other unusual market conditions.

Non-Diversification Risk

The Fund is considered to be non-diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk

The Fund’s investment strategies may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

14	WisdomTree Trust Prospectus

Shares of the Fund May Trade at Prices Other Than NAV

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will not materially differ from the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to timing reasons, perceptions about the NAV, supply and demand of the Fund’s shares (including disruptions in the creation/redemption process), during periods of market volatility and/or other factors. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses.

Short Sales Risk

The Fund will engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. The Fund may enter into short positions in U.S. Treasuries as well as short derivative positions through futures contracts on U.S. Treasuries. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position arises from the increase in value of the security sold short and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. Further, in times of unusual or adverse economic, market or political conditions, the Fund may not be able to fully or partially implement its short selling strategy.

U.S. Treasury Exposure Risk

The methodology used to select U.S. Treasuries for the Fund’s underlying Index (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

Yield Curve Risk

The Fund and its underlying Index will have short exposure to U.S. Treasuries with different maturity dates and weightings. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance, including Fund losses. The methodology of the Fund’s underlying Index and the Fund’s investment approach seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

WisdomTree Trust Prospectus	15

Additional Non-Principal Risk Information

Trading. Although the Fund’s shares are listed for trading on NASDAQ (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. The trading market in the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s holdings or due to irregular trading activity in the markets. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity (including for the underlying securities held by the Fund), and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Securities Lending. Although the Fund is indemnified by the Fund’s lending agent for losses incurred in 33connection with a borrower’s default with respect to a loan, the Fund bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, the Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned. These events could also trigger negative tax consequences for the Fund.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a prolonged and material premium or discount to NAV (or not trade at all) and possibly face trading halts and/or delisting: (i) APs exit the business, have a business disruption (including through the types of disruptions described under “Cyber Security Risk” and “Operational Risk”) or otherwise become unable or unwilling to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business, have a business disruption (including through the types of disruptions described under “Cyber Security Risk” and “Operational Risk”) or significantly reduce their business activities and no other entities step forward to perform their functions.

Operational Risk. The Fund and its service providers, including the investment adviser, sub-adviser, administrator, custodian, and transfer agent, may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Although the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

16	WisdomTree Trust Prospectus

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings is available at www.wisdomtree.com. In addition, the Fund will disclose its complete portfolio holdings as of the end of its fiscal year (August 31) and its second fiscal quarter (February 28) in its reports to shareholders. The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (November 30 and May 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. Beginning in April 2019, the Fund ceased filing Form N-Q and has commenced filing Form N-PORT. Part F of the Fund’s Form N-PORT filings for the first and third fiscal quarters will contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. You can find the SEC filings on the SEC’s website, www.sec.gov, or by calling the Trust at 1-866-909-WISE (9473). A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”).

WisdomTree Trust Prospectus	17

Management

Investment Adviser

As investment adviser, WisdomTree Asset Management has overall responsibility for the general management and administration of the WisdomTree Trust (the “Trust”) and the Fund. WisdomTree Asset Management is a registered investment adviser with offices located at 245 Park Avenue, 35th Floor, New York, New York 10167, and is a leader in ETF management. As of [____], 2020, WisdomTree Asset Management had assets under management totaling approximately $[____]. WisdomTree Investments* is the parent company of WisdomTree Asset Management. WisdomTree Asset Management provides an investment program for the Fund. The Adviser provides proactive oversight of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate.

*	“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust.

For the fiscal year ended August 31, 2019, the Fund paid advisory fees to the Adviser, as a percentage of average daily net assets, in the amount listed below.

Name of Fund	Management Fee
WisdomTree Interest Rate Hedged High Yield Bond Fund	0.43	%(1)
1.

WisdomTree Asset Management, Inc. has contractually agreed to waive a portion of its Management Fee in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in each Underlying Fund through [                ] 2021, unless earlier terminated by the Board of Trustees of WisdomTree Trust for any reason at any time.

Under the Investment Advisory Agreement for the Fund, WisdomTree Asset Management has agreed to pay generally all expenses of the Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement for the Fund, please see the “Management of the Trust” section of the SAI. Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of chief compliance officer (“CCO”) services with respect to the Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement [is] available in the Trust’s [Semi-]Annual Report to Shareholders for the period ending [February 28], 2020.

Sub-Adviser

Effective [                ], 2020, Voya Investment Management Co., LLC (“Voya IM”): Voya IM is responsible for the day-to-day management of the Fund. Voya IM, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. As of [    ], 2020, Voya IM had assets under management totaling approximately $[    ]. Voya IM is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM chooses the portfolio investments of the Fund and places orders to buy and sell the Fund’s portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Fund.

Prior to [    ], 2020, Mellon Investments Corporation served as sub-adviser to the Fund. For its services as sub-adviser, WisdomTree Asset Management paid Mellon a fee.

18	WisdomTree Trust Prospectus

The basis for the Board of Trustees’ approval of the Sub-Advisory Agreement will be available in the Trust’s Annual Report to Shareholders for the period ending August 31, 2020.

WisdomTree Asset Management, as the investment adviser for the Fund, may hire one or more sub-advisers to oversee the day-to-day activities of the Fund. The sub-advisers are subject to oversight by WisdomTree Asset Management. WisdomTree Asset Management and the Trust have received an exemptive order from the SEC that permits WisdomTree Asset Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Fund, without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Asset Management has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Asset Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

Portfolio Managers

The Fund is managed by the High Yield Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Randall Parrish, CFA, Head of Credit and Senior High Yield Portfolio Manager, joined Voya IM in 2001. Before being named a portfolio manager in 2007, Mr. Parrish served as a high-yield analyst focused on the media and retail/consumer sectors. Prior to joining Voya IM, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.

Mr. Rick Cumberledge, CFA, Head of High Yield and Senior High Yield Portfolio Manager, joined Voya IM in 2007. Prior to joining Voya IM, Mr. Cumberledge was a senior high-yield credit analyst at Federated Investors (2001 – 2007).

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

WisdomTree Trust Prospectus	19

Additional Information on Buying and Selling Fund Shares

Most investors will buy and sell shares of the Fund through brokers. Shares of the Fund trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges. Shares of the Fund trade under the trading symbol listed on the cover of this Prospectus.

Share Trading Prices

Transactions in Fund shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor (as defined below) and you thereafter purchase or redeem shares directly from the Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund, also known as the “indicative optimized portfolio value” or IOPV, is disseminated every 15 seconds throughout the trading day by the Listing Exchange or by other information providers. This approximate value should not be viewed as a “real-time” update of the Fund’s NAV because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less, based on securities and/or cash as reflected in the basket for a Creation Unit. The approximate value does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time (e.g., the securities in the basket for a Creation Unit may include securities that are not part of the Fund’s portfolio) or the precise valuation of the current portfolio. The Fund, the Adviser and their affiliates are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Dividends and Distributions

The Fund intends to pay out dividends on a monthly basis. Nonetheless, the Fund may not make a dividend payment every month.

The Fund intends to distribute its net realized capital gains to investors annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

20	WisdomTree Trust Prospectus

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund. Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

The Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Since the Fund is an ETF, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and may help keep ETF trading prices in line with NAV, the Fund accommodates frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions generally do not give rise to these concerns. The Fund reserves the right to reject any purchase order at any time. The Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Because the Fund invests in Underlying Funds, investing funds must adhere to the limits set forth in Section 12(d)(1) when investing in the Fund.

WisdomTree Trust Prospectus	21

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a RIC, such as a Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Fund intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

∎	The Fund makes distributions;

∎	You sell Fund shares; and

∎	You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. However, to the extent the Fund lends its securities and receives substitute dividend payments, such payments are not expected to generate qualified dividend income when distributed to shareholders. Since the Fund’s income is derived primarily from investments other than stock of U.S. corporations, it is not expected that dividends paid by the Fund will qualify for the reduced rates applicable to qualified dividend income for individual shareholders or the dividends-received deduction for corporate shareholders.

22	WisdomTree Trust Prospectus

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, but declared by a Fund in October, November or December of the previous year, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Certain positions undertaken by the Fund, including its variable hedging strategy and its use of derivatives may result in “straddles” for federal income tax purposes. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When You Sell Fund Shares

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

WisdomTree Trust Prospectus	23

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, recognize any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Any such gains or losses will generally be treated as ordinary income or loss.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

Distribution

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Premium/Discount and NAV Information

Information regarding the Fund’s NAV and how often shares of the Fund traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarter is available at www.wisdomtree.com.

Additional Notices

Listing Exchange

Shares of the Fund are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange is not responsible for the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree and the Fund

WisdomTree Investments and WisdomTree Asset Management (together, “WisdomTree”) and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to

24	WisdomTree Trust Prospectus

track general stock market performance. WisdomTree Investments is the licensor of the Index, trademarks, service marks and trade names of the Fund. WisdomTree Investments has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing, or calculating the Index. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing , prices , or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares of the Fund are redeemable. WisdomTree and the Fund do not guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation. The Index’s past performance is not necessarily an indication of how the Index will perform in the future. WisdomTree Investments has contracted with an independent calculation agent to calculate the Index.

WisdomTree Trust Prospectus	25

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by [    ], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

[Updated Financial Highlights to be included in 485(b) filing]

26	WisdomTree Trust Prospectus

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

The Fund’s current SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-866-909-9473 Monday through Friday 9:00 a.m. to 5:30 p.m. (Eastern time)	Write:	WisdomTree Trust c/o Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Visit:	www.wisdomtree.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

© 2020 WisdomTree Trust

WisdomTree Funds are distributed in the U.S. by

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

WisdomTree® is a registered mark of WisdomTree Investments, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-21864 WIS-PR-HYZD-0220

WISDOMTREE® TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated January 1, 2020, as amended [    ], 2020

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following separate investment portfolios (each, a “Fund” and, collectively, the “Funds”) of WisdomTree Trust (the “Trust”), as each such Prospectus may be revised from time to time:

WISDOMTREE CURRENCY STRATEGY ETFs*

Bloomberg U.S. Dollar Bullish Fund (USDU)

Chinese Yuan Strategy Fund (CYB)

Emerging Currency Strategy Fund (CEW)

WISDOMTREE FIXED INCOME ETFs*

Emerging Markets Corporate Bond Fund (EMCB)

Emerging Markets Local Debt Fund (ELD)

Floating Rate Treasury Fund (USFR)

Interest Rate Hedged High Yield Bond Fund (HYZD)

Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

Mortgage Plus Bond Fund (MTGP)

Negative Duration High Yield Bond Fund (HYND)

Negative Duration U.S. Aggregate Bond Fund (AGND)

Yield Enhanced Global Aggregate Bond Fund (GLBY)

Yield Enhanced International Aggregate Bond Fund** (IGGY)

Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

WISDOMTREE ALTERNATIVE ETFs*

CBOE S&P 500 PutWrite Strategy Fund (PUTW)

Managed Futures Strategy Fund (WTMF)

*	Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”), except AGND, AGZD, HYND, HYZD and EMCB are listed on NASDAQ and SHAG is listed on Cboe BZX Exchange, Inc.
**	Shares of the Fund are not currently available for purchase.

The current Prospectus for each Fund is dated January 1, 2020, except with respect to the Interest Rate Hedged High Yield Bond Fund, the Prospectus for which is dated [    ], 2020. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Funds’ audited financial statements for the most recent fiscal year (when available) are incorporated in this SAI by reference to the Funds’ most recent Annual Report to Shareholders (File No. 811-21864). When available, you may obtain a copy of the Funds’ Annual Report at no charge by request to the Fund at the address or phone number noted below. Funds not included in the Annual Report to Shareholders for the fiscal year ending August 31, 2019 had not commenced operations as of August 31, 2019 and, therefore, did not have any financial information to report for the Funds’ August 31, 2019 fiscal year end.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A copy of the Prospectus for each Fund may be obtained, without charge, by calling 1-866-909-9473, visiting www.wisdomtree.com, or writing to WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on December 15, 2005 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as the investment adviser to each Fund. WisdomTree Investments, Inc. (“WisdomTree Investments”) is the parent company of WisdomTree Asset Management. Mellon Investments Corporation (“Mellon”) is the investment sub-adviser to each Fund, except the Voya IM Managed Funds as defined below (collectively, the “Mellon Managed Funds”). Voya Investment Management Co., LLC (“Voya IM”) serves as the investment sub-adviser to the Yield Enhanced U.S. Short-Term Aggregate Bond Fund, the Emerging Markets Corporate Bond Fund, the Mortgage Plus Bond Fund and, effective [    ], 2020, the Interest Rate Hedged High Yield Bond Fund (together, the “Voya IM Managed Funds”). Mellon and Voya IM (each a “Sub-Adviser”, and together, the “Sub-Advisers”) and the Adviser may be referred to collectively as the “Advisers”. Prior to [    ], 2020, Mellon served as sub-adviser to the Interest Rate Hedged High Yield Bond Fund. Foreside Fund Services, LLC serves as the distributor (“Distributor”) of the shares of each Fund.

The Funds are exchange traded funds (“ETFs”). Each Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares, typically 25,000 shares or more (“Creation Units” or Creation Unit Aggregations”). Currently, Creation Units generally consist of 100,000 shares for each Fund (except the Floating Rate Treasury Fund whose Creation Units generally consist of 25,000 shares, and the Chinese Yuan Strategy Fund, the PutWrite Fund, and the U.S. Dollar Bullish Fund whose Creation Units generally consist of 50,000 shares), though this may change from time to time. Creation Units are not expected to consist of less than 25,000 shares. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

Shares of each Fund are listed on a national securities exchange, such as the NYSE Arca, Inc., NASDAQ or Cboe BZX Exchange, Inc. (each, a “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

The PutWrite Fund and Managed Futures Strategy Fund may sometimes be referred to together as the “Alternative Funds”. The Negative Duration U.S. Aggregate Bond Fund, Interest Rate Hedged U.S. Aggregate Bond Fund, Negative Duration High Yield Bond Fund, and Interest Rate Hedged High Yield Bond Fund may sometimes be referred to together as the “Duration Funds”. The Duration Funds, Floating Rate Treasury Fund, Yield Enhanced U.S. Aggregate Bond Fund, Yield Enhanced U.S. Short-Term Aggregate Bond Fund, Yield Enhanced Global Aggregate Bond Fund, and Yield Enhanced International Aggregate Bond Fund may sometimes be referred to together as the “Fixed Income Index Funds”. The Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, and Mortgage Plus Bond Fund may sometimes be referred to together as the “Fixed Income Active Funds”. The Fixed Income Index Funds and the Fixed Income Active Funds may sometimes be referred to together as the “Fixed Income Funds”. The Bloomberg U.S. Dollar Bullish Fund, Chinese Yuan Strategy Fund, and Emerging Currency Strategy Fund may sometimes be referred to together as the “Currency Strategy Funds”.

“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. WisdomTree Investments has received a patent and has a patent application pending on the methodology and operation of its Indexes and the Funds.

INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective, principal investment strategies and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Funds’ additional investment policies and the different types of investments that may be made by a Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

All Funds

A Fund’s investment in derivatives will be included in its net assets when determining whether a Fund satisfies the 80% test described above.

All U.S. money market securities acquired by the Funds will be rated in the upper two short-term ratings by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality. A First Tier security is (i) a rated security that has received a short-term rating from the NRSROs in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing); (ii) an unrated security that is of comparable quality to a security, as determined by the Adviser and/or Sub-Adviser; (iii) a security issued by a registered investment company that is a money market fund; or (iv) a security issued by the U.S. government or any of its agencies or instrumentalities. A Second Tier security is a rated security that has received a short-term rating other than a first tier rating from an NRSRO for debt obligations (within which there may be sub-categories or gradations indicating relative standing) or is an unrated security that is of comparable quality. Each Fund intends to limit its overall exposure to Second Tier money market securities to 5% of total assets. Any security originally issued as a long-term obligation (more than 397 days from maturity at issuance) will be rated A or higher (or the equivalent) at the time of purchase by at least two NRSROs or, if unrated, deemed to be of equivalent quality.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

Each Fund is considered “non-diversified,” as such term is used in the 1940 Act.

Weighted Average Portfolio Maturity – Currency Strategy Funds. In order to reduce interest rate risk, each Currency Strategy Fund (except the Bloomberg U.S. Dollar Bullish Fund) generally expects to maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in their respective portfolios. This may change from time to time. The “average weighted portfolio maturity” of a Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio adjusted by the dollar amount of such securities held by the Fund. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer average portfolio maturities generally are subject to greater interest rate risk. Each Currency Strategy Fund may engage in forward currency contracts and swap transactions. The use of such contracts and transactions may extend the weighted average maturity of such Fund’s entire portfolio beyond 90 days. In particular, the Chinese Yuan Strategy Fund currently intends to invest in forward currency contracts and swaps, generally with a weighted average term of up to 180 days. Such transactions increase a Fund’s exposure to interest rate risk.

Weighted Average Portfolio Maturity – CBOE S&P 500 PutWrite Strategy Fund. In order to reduce interest rate risk, the Fund generally expects to maintain a weighted average portfolio maturity of 180 days or less on average (not to exceed 18 months) and will not purchase any money market instruments with a remaining maturity of more than 397 calendar days. This may change from time to time. The “average weighted portfolio maturity” of a Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer average portfolio maturities generally are subject to greater interest rate risk.

Additional Information Regarding Certain Funds

Alternative Funds

Managed Futures Strategy Fund

The Managed Futures Strategy Fund seeks to gain exposure to commodity markets, in whole or in part, while enabling the Fund to satisfy the source-of-income requirements that apply to RICs under the Code, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). Unlike the Funds, the WisdomTree Subsidiary is not an investment company registered under the 1940 Act, and therefore may invest in commodities and commodity-linked derivatives to a greater extent than the

Fund. The WisdomTree Subsidiary, however, is currently required under the private letter ruling issued to the Fund to invest in commodity-linked derivatives in a manner consistent with the limitations in Section 18(f) of the 1940 Act. Section 18(f) of the 1940 Act and related SEC guidance limit the amount of leverage an investment company, and in this case the WisdomTree Subsidiary, can obtain. The WisdomTree Subsidiary is otherwise subject to the same general investment policies and investment restrictions as its corresponding Fund.

Fixed Income Funds

Emerging Markets Corporate Bond Fund and Emerging Markets Local Debt Fund

In general, emerging market countries are characterized by developing commercial and financial infrastructure with significant potential for economic growth and increased capital market participation by foreign investors. The Adviser and Sub-Adviser look at a variety of commonly used factors when determining whether a country is an “emerging” market. In general, for investing in corporate debentures, the Adviser and Sub-Adviser consider a country to be an emerging market if:

(1)

it is either (a) classified by the World Bank in the lower middle or upper middle income designation for one of the past 5 years, (b) has not been a member of OECD for the past five years, or (c) classified by the World Bank as high income and a member in OECD in each of the last five years, but with a currency that has been primarily traded on a non-delivered basis by offshore investors (e.g., Korea and Taiwan); and

(2)	the country’s debt market is considered relatively accessible by foreign investors in terms of capital flow and settlement considerations.

The criteria used to evaluate whether a country is an “emerging market” will change from time to time based on economic and other events.

Each Fund will invest only in corporate bonds (including loan participation notes) that the Adviser or Sub-Adviser deems to be sufficiently liquid. Each Fund’s investment in corporate bonds generally will be limited to bonds with $200 million or more par value outstanding and a significant volume traded (as determined by the Adviser or Sub-Adviser). Each Fund may invest up to 5% of its net assets in corporate bonds with less than $200 million par amount outstanding only if such bonds are sufficiently liquid (as determined by the Adviser or Sub-Adviser). Under normal circumstances, each Fund may invest up to 25% of its net assets in money market securities for investment purposes (generally short-term, high quality obligations issued by U.S. or non-U.S. governments, agencies or instrumentalities), although it may exceed this amount where the Adviser or Sub-Adviser deems such investment necessary or advisable due to market conditions. In addition, each Fund may hold money market securities as collateral for derivative or other instruments.

Emerging Markets Local Debt Fund

Under normal market conditions, the Fund generally will not invest more than 20% of its net assets in corporate bonds (or derivatives based on such bonds).

Currency Strategy Funds

Bloomberg U.S. Dollar Bullish Fund

The Fund is an actively managed ETF that seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”). Although the Fund is not an index fund, the Fund anticipates providing exposure to currencies in the Index. The Index follows a strict, rules-based process aimed at capturing important currencies with the highest liquidity and biggest trade flows with the United States. The following table provides additional information with respect to the Index’s methodology:

Currency Selection

The Index selects the basket of developed and emerging markets currencies to be measured against the U.S. dollar by:

∎   Identifying the top 20 currencies in terms of global trading activity versus the U.S. dollar (as defined by the Federal Reserve in its Broad Index of the Foreign Exchange Value of the Dollar).

∎   Identifying the top 20 currencies in terms of global foreign exchange volume (from the BIS Triennial Central Bank Survey).

∎   Selecting the top 10 currencies of both lists, after removing currencies pegged to the U.S. dollar (such as the Hong Kong dollar or Saudi riyal) and using average weights from each set.

Final Weightings

The final Index weights are derived by:

∎   Capping the exposure of Chinese renminbi to 3% and distributing the extra weight to other currencies on a pro-rata basis.

∎   Removing currency positions with weights of less than 2%, and distributing their weights to other currencies on a pro-rata basis.

Rebalancing

The Index is rebalanced as follows:

∎   On a monthly basis, the Index rebalances back to target weights.

∎   On an annual basis, the Index reconstitutes to capture the current top currencies in terms of global trading activity and global foreign exchange volume.

GENERAL RISKS

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. Each Fund (except the Fixed Income Index Funds and the PutWrite Fund) is actively managed using proprietary investment strategies and processes. There can be no guarantees that these strategies and processes will produce the intended results. A Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their net asset value. An investor in a Fund could lose money over short or long periods of time.

Although each Currency Strategy Fund invests in short-term U.S. and/or non-U.S. money market securities, the Currency Strategy Funds do not seek to maintain a constant NAV and are not traditional money market funds. Each Fixed Income Fund also invests in intermediate and long-term U.S. and/or non-U.S. money market securities. The price of the securities and other investments held by the Funds, and thus the value of a Fund’s portfolio, is expected to fluctuate in accordance with general economic conditions, interest rates, political events and other factors.

Investor perceptions may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Issuer-specific conditions may also affect the value of a Fund investment. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. A Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

All Funds. Although all of the securities in the Indexes are generally listed on one or more U.S. or non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Domestic and foreign fixed income and equity markets experienced extreme volatility and turmoil starting in late 2008 and volatility has continued to be experienced in the markets. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected, and well-known financial institutions have experienced significant liquidity and other problems. Some of these institutions have declared bankruptcy or defaulted on their debt. It is uncertain whether or for how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

A Fund may be included in model portfolios developed by WisdomTree Asset Management for use by financial advisors and/or investors. The market price of shares of a Fund, costs of purchasing or selling shares of a Fund, including the bid/ask spread, and liquidity of a Fund may be impacted by purchases and sales of such Fund by one or more model-driven investment portfolios.

Authorized Participants should refer to the section herein entitled “Creation and Redemption of Creation Unit Aggregations” for additional information that may impact them.

BORROWING. Although the Funds do not intend to borrow money as part of their principal investment strategies, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to 33% of its net assets, but under normal market conditions, no Fund expects to borrow greater than 10% of such Fund’s net assets. A Fund will borrow only for short-term or emergency purposes.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CAPITAL CONTROLS AND SANCTIONS RISK. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Countries use these controls to, among other reasons restrict movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic or political conditions. By way of example, such controls may be applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange trade and deplete foreign exchange reserves. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell, transfer, receive, deliver (i.e., create and redeem Creation Units) or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund (e.g., cause a Fund to trade at prices materially different from its NAV), and cause the Fund to decline in value. A Fund may change its creation and/or redemption procedures without notice in response to the imposition of capital controls or sanctions. There can be no assurance a country in which a Fund invests or the U.S. will not impose a form of capital control or sanction to the possible detriment of a Fund and its shareholders.

CURRENCY EXCHANGE RATE RISK. Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates.

Currencies of emerging or developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

CYBER SECURITY RISK. Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Advisers, accountant, custodian, transfer agent, index providers, market makers, Authorized Participants and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund could incur extraordinary expenses for cyber security risk management purposes, prevention and/or resolution. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

FOREIGN SECURITIES RISK. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries. Foreign securities also include American Depositary Receipts (“ADRs”) which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Global Depositary Receipts (“GDRs”), which are similar to ADRs, represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. Investments in ADRs and GDRs may be less liquid and more volatile than underlying shares in their primary trading markets. In addition, the Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Unit Aggregations” herein.

HIGH YIELD RISK. Each Fixed Income Fund and Bloomberg U.S. Dollar Bullish Fund may invest a limited portion of its assets in securities rated lower than Baa3 by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Corporation (“S&P”) or Fitch. Such securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

LACK OF DIVERSIFICATION. Each Fund is considered to be “non-diversified.” A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, each of the Funds may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance. However, each Fund intends to satisfy the asset diversification requirements under Subchapter M of the Code for qualification as a RIC. See the section of this SAI entitled “Taxes – Qualification as a Regulated Investment Company” for detail regarding the asset diversification requirements.

OPERATIONS RISK. As part of the CBOE S&P 500 PutWrite Strategy Fund’s principal investment strategy of selling S&P 500 Index put options (“SPX Puts”), the Trust, on behalf of the PutWrite Fund, has entered into an options trading agreement with a counterparty through which the Fund can sell SPX Puts. In the event the counterparty terminates the options trading agreement, which may occur immediately upon certain events of default by the Fund or otherwise on prior 60 days’ written notice by the counterparty, the Fund may be unable to enter into a new options trading agreement for an indeterminate period of time and therefore may be unable to meet its investment objective during such period.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s foreign currency gains as nonqualifying income, which might jeopardize the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The WisdomTree Managed Futures Strategy Fund may also obtain exposure to the commodities markets by directly entering into commodity-linked derivative instruments, such as listed futures contracts, forward currency contracts, swaps, and structured notes. Income from certain commodity-linked derivative instruments in which the Fund invests directly may not be considered qualifying income under the 90% test noted above. The Fund also intends to invest in such commodity-linked derivative instruments indirectly through its WisdomTree Subsidiary. To the extent the Fund makes a direct investment in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. Failure to comply with this restriction would have significant negative tax consequences to Fund shareholders. Please refer to the section of this SAI entitled “Taxes – Qualification as a Regulated Investment Company” for a more detailed explanation of the tax risks associated with the Fund’s commodity investments.

A discussion of some of the other risks associated with an investment in a Fund is contained in each Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of certain investment strategies and types of investments used by some or all of the Funds is set forth below.

BANK DEPOSITS AND OBLIGATIONS. Each Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper is an unsecured short-term promissory note with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. The commercial paper purchased by the Currency Strategy Funds generally will be rated in the upper two short-term ratings by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality by the Adviser or the Sub-Adviser. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, a Fund is not required to dispose of the security. In the event of such an occurrence, the Adviser or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. The Currency Strategy Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser or the Sub-Adviser. Commercial paper issuers in which each Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

CORPORATE DEBT OBLIGATIONS. The Duration Funds and Emerging Markets Corporate Bond Fund invest in corporate debt obligations, and each Fixed Income Fund, the Bloomberg U.S. Dollar Bullish Fund and the PutWrite Fund may invest in corporate debt obligations. The Currency Strategy Funds may invest in corporate debt obligations with less than 397 calendar days remaining to maturity. Corporate debt obligations are interest bearing securities in which the corporate issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The Currency Strategy Funds will be limited to obligations rated at the time of purchase in the top three long-term rating categories by at least one NRSRO, or if unrated, deemed to be of equivalent quality. The Fixed Income Funds may invest in rated and unrated debt, subject to the credit quality restrictions set forth in the description of the Funds’ “Principal Investment Strategies” herein. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, a Fund is not required to dispose of the security. In the event of such an occurrence, WisdomTree Asset Management or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. See also “High Yield Risk” above under “General Risks.”

Corporate debt may be issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt obligations, as well as the range of creditworthiness of its issuers, corporate debt obligations have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Like most fixed income securities, corporate debt obligations carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. The Emerging Markets Corporate Bond Fund attempts to limit interest rate risk by maintaining aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions.

DEPOSITARY RECEIPTS. To the extent a Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may be in the form of Depositary Receipts or other similar securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand.

A Fund will not generally invest in any unlisted Depositary Receipts or any Depositary Receipt that WisdomTree Asset Management or the relevant Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored; however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.

DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. The Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund and Alternative Funds will likely have a greater portion of their assets invested through derivative instruments than the other Funds. The Emerging Markets Local Debt Fund expects that no more than 30% of the value of net assets will be invested in derivative instruments. The Emerging Markets Corporate Bond Fund, under normal circumstances, will invest no more than 20% of the value of its net assets in derivative instruments. The Funds will not use derivatives to increase leverage, and each Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, swap agreements, and credit-linked notes.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions in a manner consistent with the 1940 Act, specifically sections 8 and 18 thereunder. In complying with such requirements, the Fund will include assets of any wholly-owned subsidiary in which that Fund invests on an aggregate basis.

For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by having available liquid assets equal to the contracts’ full notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, a Fund may have available liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Fund may have available liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. The Fund reserves the right to modify these policies in the future.

Effective April 24, 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) revised, among other things, CFTC Rule 4.5 and rescinded CFTC Rule 4.13(a)(4). Accordingly, WisdomTree Asset Management has registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with regard to the Managed Futures Strategy Fund, and its WisdomTree Subsidiary: WisdomTree Managed Futures Strategy Subsidiary. The CFTC has adopted amendments to its regulations of CPOs managing funds registered under the 1940 Act that “harmonize” the SEC’s and the CFTC’s regulatory schemes. The adopted amendments to the CFTC regulations allow CPOs to registered investment companies to satisfy certain recordkeeping, reporting and disclosure requirements that would otherwise apply to them under Part 4 of the CFTC’s regulations by continuing to comply with comparable SEC requirements. To the extent that the CFTC recordkeeping, disclosure and reporting requirements deviate from the comparable SEC requirements, such deviations are not expected to materially adversely affect the ability of the Funds to continue to operate and achieve their investment objectives. If, however, these requirements or future regulatory changes result in a Fund having difficulty in achieving its investment objectives, the Trust may determine to reorganize or close the Fund, materially change the Fund’s investment objectives and strategies, or operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration.

With regard to the Funds other than the Managed Futures Strategy Fund, WisdomTree Asset Management will continue to claim relief from the definition of CPO under revised CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, WisdomTree Asset Management may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps. It is expected that, other than the Managed Futures Strategy Fund, the Funds will be able to operate pursuant to the limitations under the revised CFTC Rule 4.5 without materially adversely affecting their ability to achieve their investment objectives. If, however, these limitations were to make it difficult for a Fund to achieve its investment objective in the future, the Trust may determine to operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration or to reorganize or close the Fund or to materially change the Fund’s investment objectives and strategies.

Structured Notes. The Managed Futures Strategy Fund may invest in notes, sometimes called “structured notes,” linked to the performance of commodities or commodity indexes. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of commodities markets without investing directly in the underlying physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. These notes are subject to the credit risk of the issuing party and may be less liquid than other types of securities. This means that the Fund may lose money if the issuer of the note defaults and that the Fund may not be able to readily close out its investment in such notes without incurring losses. The Fund may not invest more than 30% of its net assets in swap transactions and structured notes.

Credit-Linked Notes. Each Fund may invest in credit-linked notes. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in bonds or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by a Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate is generally less than the Fund’s initial investment and the Fund may lose money.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value to the extent they are not agreed to be carried forward to another expiration date (i.e., rolled over).

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained to cover such obligations. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Futures Contracts and Options on Futures Contracts. Each Fund may use futures contracts and related options: (i) to attempt to gain exposure to foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument or index. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder.

Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. Each Fund’s investments in listed futures contracts will be backed by investments in U.S. government securities in an amount equal to the exposure of such contracts. Each Fund may take long or short positions in listed futures contracts.

Each Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. The Alternative Funds also may transact in listed commodity futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., commodity, currency or Treasury security) at a specified future date. When the Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, the Fund will segregate its assets as described above.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Risks Associated with Commodity Futures Contracts. There are additional risks associated with transactions in commodity futures that are not applicable to other types of futures contracts.

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Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contracts may change proportionately. The Fund intends to “roll out” of futures contracts prior to settlement and does not intend to deliver or accept physical commodities upon settlement of such transactions.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

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Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.

Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Options Contracts. Each Fund reserves the right to buy or sell options on listed futures contracts, though the Managed Futures Strategy Fund does not intend to do so. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Each Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

When a Fund purchases or sells an options contract, the Fund will segregate its assets as described above.

There are significant risks associated with a Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Currency Options. Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

Swap Agreements and Options on Swap Agreements. Each Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, commodity index swaps, inflation-linked swaps and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a protection seller of a CDS, the Fund will segregate assets equivalent to the full notional value of the CDS. In the event that the Fund acts as a protection buyer of a CDS, the Fund will cover the total amount of required premium payments plus the pre-payment penalty. Total return swaps and commodity index swaps involve the exchange of payments based on the value of an index or total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Inflation-linked swaps are typically an agreement between two parties to exchange payments at a future date based on the difference between a fixed payment and a payment linked to the inflation rate at a future date. Swap agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), commodities and foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund may not invest more than 30% (20% with respect to the Emerging Markets Corporate Bond Fund) of its net assets in swap transactions and structured notes. When a Fund purchases or sells a swap contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited as margin, are equal to the market value of the swap contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may also enter into options with respect to swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, on specified terms at a designated future time. Depending on the particular terms, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised, but when a Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying agreement.

EQUITY SECURITIES. Each Fund may invest in equity securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

EXCHANGE TRADED PRODUCTS. Each Fund may invest in exchange traded products (“ETPs”), which include ETFs registered under the 1940 Act, exchange traded commodity trusts and exchange traded notes (“ETNs”). The Adviser may receive management or other fees from the ETPs in which the Fund may invest (“Affiliated ETPs”), as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. A Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the spread (the difference between bid price and ask price) may be higher.

Exchange Traded Funds. Each Fund may invest in ETFs. ETFs are investment companies that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund that invests in an ETF indirectly bears fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs are also subject to brokerage and other trading costs that could result in greater expenses for the Fund.

Exchange Traded Commodity Trusts. Each Fund may invest in exchange traded commodity trusts. An exchange traded commodity trust is a pooled trust that invests in physical commodities or commodity futures, and issues shares that trade on a securities exchange at a discount or premium to the value of the trust’s holdings. Investments in exchange traded commodity trusts are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Exchange traded commodity trusts are not investment companies registered under the 1940 Act. As a result, in connection with any such investments, a Fund will not have the protections associated with ownership of shares in an investment company registered under the 1940 Act. Investments in exchange traded commodity trusts, like investments in other commodities, may increase the risk that a Fund may not qualify as RIC under the Code. If the Fund fails to qualify as a RIC, the Fund will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to its shareholders.

Exchange Traded Notes. Each Fund may invest in ETNs. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIAL SECTOR INVESTMENTS. Each Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. A Fund may lose money as a result of defaults or downgrades within the financial sector.

Events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance. Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities. Each Fixed Income Index Fund and PutWrite Fund, in seeking to comply with this rule, may experience greater index tracking error because an Index is not subject to the rule.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Funds will not be required to divest their holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FIXED INCOME SECURITIES. Each Fund invests in fixed income securities, such as corporate debt, U.S. Treasury notes and bonds. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions (or selling of fund shares in the secondary market) from fixed income funds may be higher than normal.

FLOATING AND ADJUSTABLE RATE NOTES. Each Fund may purchase floating-rate and adjustable rate obligations, such as demand notes, bonds, and commercial paper. The Floating Rate Treasury Fund invests primarily in floating rate public obligations of the U.S. Treasury. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When the Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. They may permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by each Fund may not be longer than 397 days (and therefore would be considered to be within each Fund’s general maturity restriction of 397 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, each Fund uses the period to the next reset date to calculate the securities contribution to the average portfolio maturity of the Fund.

FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in each Fund’s Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID INVESTMENTS. Although the Funds do not intend to do so, as a matter of policy, each Fund may invest up to an aggregate amount of 15% (10% for the Emerging Markets Local Debt Fund) of its net assets in illiquid investments, as such term is defined by Rule 22e-4 of the 1940 Act. A Fund may not invest in illiquid investments if, as a result of such investment, more than 15% (10% for the Emerging Markets Local Debt Fund) of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market of the investment. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes.

The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A under the Securities Act, except for certain 144A bonds, will be monitored by each Fund on an ongoing basis, although the Emerging Markets Corporate Bond Fund may only invest an additional 40% of net assets in such securities that have been deemed liquid. In the event that more than 15% (10% for the Emerging Markets Local Debt Fund) of a Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv) of the 1940 Act, will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

INFLATION-LINKED BONDS. The Bloomberg U.S. Dollar Bullish Fund and Mortgage Plus Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. However, the current market value of the bonds is not guaranteed, and will fluctuate with market conditions. Investments in other inflation-linked bonds may not provide a similar guarantee and the principal amount repaid could be less than the original principal if inflation falls over the period.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rise in inflation exceeds the rise in nominal rates, real rates are likely to decline, leading to an increase in the market value of the bonds. Conversely, if the rise in nominal interest rates outpaces the pickup in the rate of inflation, real interest might rise, generating a decline in the market value of the inflation-linked security.

The periodic adjustment of U.S. inflation-indexed bonds generally is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable country or regional inflation measure calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-linked bonds held by a Fund may experience an increase in original issue value due to inflation-linked adjustments. The inflation-linked growth in the value of these bonds may be reflected in the Fund’s gross income. While inflation-adjusted growth does not result in cash payments to the Fund, the Fund may be required to make distributions to shareholders for any increase in value in excess of the cash actually received by the Fund during the taxable year. The Fund may be required to sell portfolio securities to make these distribution payments. This may lead to higher transaction costs, losses from sale during unfavorable market conditions and higher capital gains taxes. If deflation-linked adjustments decrease the value of inflation-linked bonds held by the Fund, income distributions previously made by the Fund during the taxable year may be deemed a return of capital.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies (including money market funds and certain ETPs). The 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies although a Fund may invest in excess of these limits in Affiliated ETPs and to the extent it enters into agreements and abides by certain conditions of the exemptive relief issued to non-Affiliated ETPs. Each Fund may purchase or otherwise invest in shares of affiliated ETFs and affiliated money market funds.

INVESTMENT IN THE WISDOMTREE SUBSIDIARY. The Managed Futures Strategy Fund intends to achieve commodity exposure through investment in its WisdomTree Subsidiary. The Fund’s investment in its WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The WisdomTree Subsidiary may invest in derivatives including futures, forwards, option and swap contracts, notes, and other investments intended to serve as margin or collateral or otherwise support the WisdomTree Subsidiary’s derivatives positions. The WisdomTree Subsidiary is not registered under the 1940 Act. The Fund, as the sole shareholder of its WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls its WisdomTree Subsidiary, and the Fund and the WisdomTree Subsidiary are managed by the Adviser and a Sub-Adviser together, it is unlikely that the WisdomTree Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in its WisdomTree Subsidiary, and the Fund’s role as the sole shareholder of its WisdomTree Subsidiary.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Fund and/or the WisdomTree Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the WisdomTree Subsidiary. If Cayman Islands law changes such that the WisdomTree Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

LOAN PARTICIPATION NOTES. The Emerging Markets Corporate Bond Fund and Bloomberg U.S. Dollar Bullish Fund may invest in loan participation notes (“LPNs”). Loan Participation Notes are notes issued through a special purpose vehicle offshore for the sole purpose of funding a loan to final obligor. Corporate issuers have commonly utilized this structure in jurisdictions where tax regulations make it difficult to access the global bond markets with directly issued debt. LPNs are subject to the same risks as other Corporate Debt, including credit risk, interest rate risk and market risk Many LPNs are highly traded and denominated in dollars. The notes do, however, have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Currency Strategy Fund and each Fixed Income Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are secured (or backed) by pools of commercial or residential mortgages. Asset-backed securities are secured (or backed) by other types of assets, such as automobile loans, installment sale contracts, credit card receivables or other similar assets. Mortgage-backed and asset-backed securities are issued by entities such as Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. Investing in mortgage-backed and asset-backed securities is subject to credit risk and interest rate risk. They are also subject to the risk of prepayment, which can change the nature and extent of the Fund’s interest rate risk. The market for mortgage-backed securities may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

The Federal Housing Finance Agency (the “FHFA”) has been developing a new securitization infrastructure for Fannie Mae and Freddie Mac (the “Enterprises”) for mortgage loans backed by single-family properties. A Common Securitization Platform (“CSP”) has been created to facilitate issuance of single-family mortgage securities, release related at-issuance and ongoing disclosures, and administer the securities post-issuance. In addition, CSP will support the Enterprises’ single-family mortgage securitization activities, including the issuance by both Enterprises of a common single mortgage-backed security to be known as the Uniform Mortgage-Backed Security (“UMBS”). The issuance of UMBS has a goal of improving the overall liquidity of the Enterprises’ securities and helping ensure liquidity of the nation’s housing finance markets.

As of June 3, 2019, the Single Security Initiative will affect To-Be-Announced (“TBA”)-eligible and non-TBA eligible securities issued by the Enterprises. All new or exchanged 55-day TBA-eligible securities issued by either Enterprise will be named UMBS or Supers. Fannie Mae TBA-eligible mortgage backed securities will automatically become UMBS with the implementation of the Single Security Initiative. Freddie Mac intends to:

∎	change the payment delay for all new issue fixed-rate securities from 45 days to 55 days

∎	no longer issue Gold participation certificates (“PCs”) after June 3, 2019

∎	permit investors to exchange legacy Gold PCs into UMBS beginning May 2019. Freddie Mac will provide compensation payments for lengthening the payment delay from 45 days to 55 days.

Implementation of CSP and the exchange of legacy Gold PCs for UMBS is a complex undertaking that may have important accounting, tax and/or regulatory implications which could impact the Fund and its investments.

∎	Beginning mid-April, forward trading activity will begin for UMBS TBA June settle

∎	In mid-May 2019 new UMBS specified pools can be traded for June settlement

Beginning in June 2019, legacy Gold PCs can be converted into UMBS. Conversions are NOT mandatory. Conversions are optional at the discretion of the individual investor, such as the Fund and the extent of the Fund’s conversions, if any, may vary over time.

MUNICIPAL SECURITIES. The Interest Rate Hedged U.S. Aggregate Bond Fund, the Negative Duration U.S. Aggregate Bond Fund, the Yield Enhanced U.S. Aggregate Bond Fund, the Yield Enhanced U.S. Short-Term Aggregate Bond Fund and the Mortgage Plus Bond Fund may invest in municipal securities (including taxable municipal securities), the interest payments of which are subject to U.S. federal income tax. Such investments may include securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase also include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Fund may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.

NON-U.S. GOVERNMENT SECURITIES. Each Fund (except the Floating Rate Treasury Fund) may invest in short-term securities issued or guaranteed by non-U.S. governments, agencies and instrumentalities. The Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, and Bloomberg U.S. Dollar Bullish Fund may also purchase intermediate and long-term obligations issued or guaranteed by non-U.S. governments, agencies and instrumentalities. Non-U.S. government securities include direct obligations, as well as obligations guaranteed by a foreign government including state, territory or local governments.

NON-U.S. SECURITIES. The Funds (except the Interest Rate Hedged High Yield Bond, Floating Rate Treasury Fund, Mortgage Plus Bond Fund, and Alternative Funds) invest a significant portion of their assets in non-U.S. securities and, in the case of the Alternative Funds, instruments that provide exposure to such securities or instruments. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Set forth below for certain markets in which the Funds may invest, consistent with their principal investment strategies, are brief descriptions of some of the conditions and risks in each such market.

Investments in Asia. Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats in Korea and Taiwan, the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have an unpredictable effect on economic and securities market conditions in the region.

The economies of many Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the European Union.

The recent global economic crisis has impacted Asia, significantly lowering its exports and foreign investments, which are driving forces of its economic growth. Current economic conditions are also significantly affecting consumer confidence and local stock markets.

In addition to general risks affecting Asian countries, certain Asian countries, including China, Hong Kong, and Taiwan, are subject to additional risks that are based on each country’s history, economy and geography. Certain risks associated with investments in these countries are discussed below.

Investments in Australia. The economy of Australia is heavily dependent on the economies of Asian countries and the price and demand for natural resources and commodities as well as its exports from the agricultural and mining sectors. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. Australia is also increasingly dependent on the economies of its key trading partners, including China, the United States, and Japan. These and other factors could have a negative impact on a Fund’s performance.

Investments in Brazil. Investing in Brazil involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government, including: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes, (ii) fluctuations in the rate of exchange between the Brazilian real and the U.S. dollar, (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets, (iv) the effect that a trade deficit could have on economic stability and the Brazilian government’s economic policy, (v) high rates of inflation and unemployment, (vi) governmental involvement in and influence on the private sector, (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States, and (viii) political and other considerations, including changes in applicable Brazilian tax laws. The Brazilian economy may also be significantly affected by the economies of other Latin American countries. These and other factors could have a negative impact on a Fund’s performance.

Investments in Canada. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy may significantly affect the Canadian economy. The economy of Canada is also heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in Chile. Investing in Chile involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Chile has experienced periods of political instability, and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession. Chile is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Chilean economy. The Chilean economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region, including Chile’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in China and Hong Kong. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in China and Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty and unrest (including mass protest and the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in a Fund’s Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

After many years of steady growth, the growth rate of China’s economy has recently slowed. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.

Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from the United Kingdom to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because each Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV. These and other factors could have a negative impact on a Fund’s performance.

Investments in Colombia. The Colombian economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Colombia has experienced periods of political instability, and certain sectors and regions of Colombia have experienced high unemployment. Any recurrence of these events may cause downturns in the Colombian market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Colombia and may stifle Colombian economic growth or contribute to prolonged periods of recession. Colombia is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Colombian economy. The Colombian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Colombia’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in Czech Republic. The Czech Republic may experience effects of declining exports, especially to EU countries, inflation and increasing taxes. A significant portion of the workforce in Eastern Europe is unionized and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest. Despite significant recent reform and privatization, Eastern European governments continue to control a large share of economic activity in the region. Government spending in these countries remains high compared to that of other European countries.

Investments in Emerging Markets Securities. Investing in developing markets may be subject to additional risks not associated with more developed economies. Such risks may include: (i) the risk that government and quasi-government entities may not honor their obligations, (ii) greater market volatility, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) the risk that governments and companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets, and (vii) the risk that there may be less protection of property rights than in other countries. Some emerging markets have experienced and may continue to experience high inflation rates, currency devaluations and economic recessions. Each of these factors may cause a Fund to decline in value. Unanticipated political or social developments may result in sudden and significant investment losses, and may affect the ability of governments and government agencies in these markets to meet their debt obligations. These and other factors could have a negative impact on a Fund’s performance and increase the volatility of an investment in a Fund.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), many are also members of the European Economic and Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These concerns have also negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

In June 2016, the United Kingdom voted in a referendum to leave the EU. As a result of the referendum, S&P downgraded the United Kingdom’s credit rating from “AAA” to “AA” and the EU’s credit rating from “AA+” to “AA” in the days that followed the vote. Other credit ratings agencies have taken similar actions. On March 29, 2017, the United Kingdom invoked article 50 of the Lisbon Treaty, notifying the European Council of the United Kingdom’s intention to withdraw from the EU by March 29, 2019. However, after two years of negotiating the United Kingdom’s withdrawal from the EU, this date has been extended until January 31, 2020. However, because the parties were unable to negotiate a Brexit agreement by the October 31 deadline, Parliament voted to (i) hold a general election on December 12, 2019 and (ii) delay Brexit until January 31, 2020. If an agreement between the United Kingdom and EU is not met in advance of this extended deadline, the United Kingdom will be forced to leave the EU on February 1, 2020, with no agreements in place (i.e., a “hard Brexit”). Although it is unclear how withdrawal negotiations will be conducted or concluded, United Kingdom businesses are increasingly preparing for a disorderly Brexit, which could have severe consequences for the people, businesses and economies of the United Kingdom and the EU, as well as those of the broader global economy. Withdrawal is expected to be followed by a transition period during which businesses and others prepare for the new post-Brexit rules to take effect on January 1, 2021. It is possible that measures could be taken to revote the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the uncertain consequences of Brexit and the political divisions both within the United Kingdom and between the United Kingdom and the EU highlighted by the referendum vote, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Investments in India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Economic and political structures in India may lack the stability of those of more developed nations. Unanticipated political or social developments in India and surrounding regions may affect the value of the Fund’s investments and the value of Fund shares. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Although the government has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies, or, if it does, that such policies will succeed. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities as well as potentially high levels of inflation. The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from laws in the U.S. These and other factors may decrease the value and liquidity of the Fund’s investments, and therefore the value and liquidity of an investment in the Fund.

Investments in Indonesia. Southeast Asia is heavily dependent on exports and is thus particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis intensifies, the economies of Southeast Asian countries could be severely impacted once the effects of this crisis fully unfold. Indonesia has restored financial stability and pursued sober fiscal policies since the 1997-1998 Asian financial crisis, but many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. These problems may limit the country’s ability to contain the increasingly severe and negative impact of the current global economic crisis on its economy. Economic growth of Indonesia has slowed as a result of the current global economic crisis and could be more severely impacted once the full effects of the crisis fully unfold. Keys to future growth remain internal reform, peaceful resolution of internal conflicts, building up the confidence of international and domestic investors, and strong global economic growth. These and other factors could have a negative impact on a Fund’s performance.

Investments in Japan. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, relatively high unemployment, low domestic consumption, an aging and declining population and large government debt. Economic growth is heavily dependent on international trade, government support and consistent government policy, and Japan’s economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could have a negative impact on the Japanese economy as a whole. Japan continues to recover from a recurring recession; however, it is still vulnerable to persistent underlying systemic risks. Despite signs of economic growth, Japan is still the subject of recessionary concerns. While Japan experienced an increase in exports in recent years, the rate of export growth has since slowed.

Although Japan continues to recover from a prolonged economic downturn dating back to 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future and/or continue to lag the growth rates of other developed nations and its Asian neighbors. Economic growth in Japan is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy supporting its export market. In the past, Japanese exports have been adversely affected by trade tariffs and other protectionist measures as well as increased competition from developing nations. Japan has few natural resources and is heavily dependent on oil imports. Higher commodity prices could therefore have a negative impact on the Japanese economy. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could also have a negative impact on the Japanese economy as a whole. Despite the emergence of China as an important trading partner of Japan, strained relationships between Japan and its neighboring countries, including China, Russia, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. Increased political tension between countries in the region could adversely affect the Japanese economy and, in the event of a crisis, destabilize the region. The Japanese economy is also vulnerable to concerns of economic slowdown from within the Japanese financial system, including high levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. Japanese currency fluctuations may also adversely impact the Japanese economy and its export market. In the past, the Japanese government has intervened in its currency market to maintain or reduce the value of the yen. Any such intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness.

In March 2011, a massive earthquake and tsunami struck northeastern Japan causing major damage to the country’s domestic energy supply, including damage to nuclear power plants. In the wake of this natural disaster, Japan’s financial markets fluctuated dramatically and the resulting economic distress affected Japan’s recovery from its recession. The government injected capital into the economy and proposed plans for massive spending on reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The full extent of the disaster’s impact on Japan’s economy and foreign investment in Japan is difficult to estimate. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. These and other factors could have a negative impact on a Fund’s performance.

Investments in Korea. The economy of Korea is heavily dependent on exports and the demand for certain finished goods. Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the Korean economy as a whole. The Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy, particularly with respect to its four largest export markets (the EU, Japan, United States, and China). Korea has experienced modest economic growth in recent years, but such continued growth may slow down due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. Relations with North Korea could also have a significant impact on the economy of Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. These and other factors could have a negative impact on a Fund’s performance.

Investments in Malaysia. The Malaysian economy is dependent on the economies of Southeast Asia and the United States as key trading partners. Reduction in spending by these countries on Malaysian products and services or negative changes in any of these economies may cause an adverse impact in the Malaysian economy. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Malaysian economy. The United States is a significant trading and investment partner of Malaysia. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Malaysian economy. These and other factors could have a negative impact on a Fund’s performance.

Investments in Mexico. Investing in Mexico involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. The United States is Mexico’s largest trade and investment partner and the Mexican economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Mexico has increased. To further this relationship, the three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which may further affect Mexico’s dependency on the U.S. economy. Any downturn in U.S. or Canadian economic activity is likely to have an adverse impact on the Mexican economy. Mexico has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized companies to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. Mexico has historically experienced acts of violence, terrorism, significant criminal activity and strained international relations related to border disputes, historical animosities, the drug trade and other defense concerns. These situations may cause uncertainty in the Mexican market and adversely affect the performance of the Mexican economy.

Certain political and currency instability risks have contributed to a high level of price volatility in the Mexican equity and currency markets and could adversely affect investments in the Funds. Mexico has been destabilized by local insurrections and social upheavals in certain regions, particularly the State of Chiapas. Recurrence of these conditions may adversely impact the Mexican economy. Some of the government’s challenges include the upgrade of infrastructure, the modernization of the tax system and labor laws, and the reduction of income inequality. In addition, Mexico has had one political party dominating government until the elections of 2000. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability. Mexico has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Mexican currency, the peso. These and other factors could have a negative impact on a Fund’s performance.

Investments in New Zealand. Investing in New Zealand involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or “emerging” markets. The health of the economy is strongly tied to commodity exports and has historically been vulnerable to global slowdowns. New Zealand is a country heavily dependent on free trade, particularly in agricultural products. This makes New Zealand particularly vulnerable to international commodity prices and global economic slowdowns. Its principal export industries are agriculture, horticulture, fishing and forestry. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Philippines. The Philippines’ economy is heavily dependent on exports and subject to high interest rates, economic volatility, inflation, currency devaluations, high unemployment rates and high level of debt and public spending. As an emerging country, the Philippines’ economy is susceptible to economic, political and social instability; unanticipated economic, political or social developments could impact economic growth. The Philippines is subject to natural disaster risk. These and other factors could have a negative impact on a Fund’s performance.

Investments in Poland. Poland is considered to have one of the healthiest economies of the post-communist countries and is currently one of the fastest growing countries within the EU. Since the fall of the communist government, Poland has steadfastly pursued a policy of liberalizing the economy and today stands out as a successful example of the transition from a centrally planned economy to a primarily capitalistic market economy. Poland is the only member of the European Union to have avoided a decline in GDP during the late 2000s recession. In 2009 Poland had the greatest GDP growth in the EU. As of November 2009 the Polish economy had not entered the global recession of the late 2000s nor had it even contracted. Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, a relatively short history of democracy, expropriation and/or nationalization of assets, confiscatory taxation, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. In addition, Poland faces many economic development problems, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries.

The securities market of Poland is considered an emerging market characterized by a small number of listed companies and a relatively illiquid secondary trading market, particularly for corporate bonds. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Poland, the purchase and sale prices for such securities and the timing of purchases and sales. The government in Poland may also restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. Moreover, governmental approval or special licenses prior to investments by foreign investors may be required and may limit the amount of investments by foreign investors in a particular industry and/or issuer.

The government of Poland may also withdraw or decline to renew a license that enables the Fund to invest in Poland. Any one of these factors could cause a decline in the value of the Fund.

The Polish government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Poland, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Poland. The market for Polish securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially emerging market countries in Eastern Europe. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Polish economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Poland. These and other factors could have a negative impact on a Fund’s performance.

Investments in Russia. Investments in Russia involve special considerations not typically associated with investing in the U.S. or countries with more established economies or currency markets. These risks include: (i) investment and repatriation controls, which could make it harder for a Fund to track its underlying Index, if applicable, and decrease a Fund’s tax efficiency; (ii) unfavorable action by the Russian government, such as expropriation, dilution, devaluation, or default from excessive taxation; (iii) fluctuations in the currency rate exchange between the Russian ruble and the U.S. dollar; (iv) smaller securities markets with greater price volatility, less liquidity, and fewer issuers with a larger percentage of market capitalization or trading volume than in U.S. markets; (v) continued governmental involvement in and influence over the private sector as Russia undergoes a transition from central control to market-oriented democracy; (vi) less reliable financial information available concerning Russian issuers that may not be prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards; and (vii) unfavorable political and economic developments, social instability, and changes in government policies. In addition, investing in Russian securities involves risks of delayed settlement of portfolio transactions and the loss of a Fund’s ownership rights in its securities due to the Russian system of custody and share registration. Investments in Russia are also subject to the risk that a natural disaster, such as an earthquake, drought, flood, fire or tsunami, could cause a significant adverse impact on the Russian economy. Economic sanctions imposed on Russia by the United States, EU, and other Western countries in response to Russia’s military intervention in the Ukraine may also negatively affect the performance of Russian companies and the overall Russian economy. These sanctions target the Russian financial, energy and defense sectors, but they have also caused capital flight, a loss of confidence in Russian sovereign debt, and a retaliatory import ban by Russia that could lead to ruble inflation. Coupled with lower worldwide oil prices, Western sanctions have had the effect of slowing the entire Russian economy and may push the Russian economy toward recession. These and other factors could have a negative impact on a Fund’s performance.

Investments in Singapore. The economy of Singapore is heavily dependent on international trade and export. Conditions that weaken demand for such products worldwide or in the Asian region could have a negative and significant impact on the Singaporean economy as a whole. In addition, the economy of Singapore may be particularly vulnerable to external market changes because of its smaller size. These and other factors could have a negative impact on the Fund’s performance.

Investments in South Africa. Investing in South Africa involves special considerations not typically associated with investing in countries with more established economies or currency markets. Although South Africa is a developing country with a solid economic infrastructure (in some regards rivaling other developed countries), certain issues, such as unemployment, access to health care, limited economic opportunity, and other financial constraints, continue to present obstacles to full economic development. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. South Africa’s currency has recently fluctuated significantly and may be vulnerable to significant devaluation. There can be no assurance that initiatives by the government to address these issues will achieve the desired results. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in a Fund.

Investments in Taiwan. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerging economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan. These and other factors could have a negative impact on a Fund’s performance.

Investments in Thailand. The Thai economy is dependent on commodity prices and trade with the economies of Asia, Europe and the United States. Reduction in spending by these economies on Thai products and services or negative changes in any of these economies may cause an adverse impact on the Thai economy. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse event in the Asian markets may have a significant adverse effect on the Thai economy. The United States is Thailand’s largest export market and third largest supplier, after Japan and China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Thai economy.

Thailand has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Thai market and adversely affect the Thai economy. Economic and political instability have contributed to high price volatility in the Thai equity and currency markets, which could affect investments in the Fund.

The Thai economy has experienced periods of substantial inflation, currency devaluations and economic recessions, any of which may have a negative effect on the Thai economy and securities markets. Thailand has at times been destabilized by frequent government turnover and significant political changes, including military coups. Recurrence of these conditions, unanticipated or sudden changes in the political structure or other Thai political events may result in sudden and significant investment losses. These and other factors could have a negative impact on a Fund’s performance.

Investments in Turkey. The Turkish economy is dependent on trade with certain key trading partners. Reduction in spending by these economies on Turkish products and services or negative changes in any of these economies may cause an adverse impact on the Turkish economy.

Turkey has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards, or in some cases due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur. The United States is a significant trading partner of and investor in Turkey. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Turkish economy.

Turkey has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Turkish market and adversely affect the performance of the Turkish economy.

Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Turkey has experienced periods of substantial inflation, currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market. Turkey has experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating. These and other factors could have a negative impact on a Fund’s performance.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. As discussed herein, a Fund may not invest more than 10% (15% for the Emerging Markets Corporate Bond Fund and Alternative Funds) of its net assets in illiquid investment. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. A Fund will generally not have the right to vote securities while they are being loaned.

SHORT SALE TRANSACTIONS. Each Fund may engage in “short sale” transactions. A short sale involves the sale by a Fund of a listed futures contract, security or commodity that it does not own at a specified price on a future date. Entering into a short sale transaction, the Fund would generally expect the trading price of the subject listed futures contract, security or commodity to be lower on the specified future date than the price at which it agreed to sell the security or commodity. The Fund would hope to acquire the listed futures contract, security or commodity at a lower price on such date, thereby realizing a gain equal to the difference in the acquisition price and the sale price (less any costs). The Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the listed futures contract, security, commodity or derivative subject to a short sale transaction increases during the period covered by the contract, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered (plus any costs). Because it requires little or no money to enter into a short sale transaction, a Fund could potentially lose more money than the actual cost of entering into the transaction.

Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. A Fund engaging in short sale transactions may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund is required to segregate cash and other assets on its books to cover its short sale obligations. This means that such cash and other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

SOVEREIGN DEBT OBLIGATIONS. Each Fund (except the Floating Rate Treasury Fund) may invest in sovereign debt obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

SUPRANATIONAL SECURITIES. Each Fund (except the Floating Rate Treasury Fund) may invest in securities issued by supranational entities. A supranational entity is formed by two or more central governments to promote economic development for the member countries. Supranational entities finance their activities by issuing bond debt and are usually considered part of the sub-

sovereign debt market. Some well-known examples of supranational entities are the World Bank, International Monetary Fund, European Investment Bank, Asian Development Bank, Inter-American Development Bank and other regional multilateral development banks. These securities are subject to varying degrees of credit risk and interest rate risk.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. Each Fixed Income Fund and the Managed Futures Strategy Fund may also purchase intermediate and long-term obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of each Fund’s applicable Sub-Adviser. The Trust has delegated to the Sub-Advisers the authority and responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and each Sub-Adviser’s role in implementing such guidelines.

All Mellon Managed Funds. As a registered investment adviser, Mellon is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of its clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, Mellon takes into account long term economic value as it evaluates issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

For clients that have delegated proxy authority, Mellon will make every reasonable effort to ensure that proxies are received and are voted in accordance with this policy and related procedures. To assist Mellon in that process, it retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Mellon also retains Glass Lewis for research services only.

Mellon seeks to avoid potential material conflicts of interest through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (“Committee”). As such, Mellon has adopted and implemented BNY Mellon’s Proxy Voting Policy and proxy voting guidelines. The guidelines are applied to all client accounts for which Mellon has been delegated the authority to vote in a consistent manner and without consideration of any client relationship factors.

Under this policy, the Committee permits member firms (such as Mellon) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s).

Mellon will furnish a copy of its Proxy Voting Policy and its proxy voting guidelines upon request to each advisory client that has delegated voting authority.

Voting BNY Mellon Stock. It is the policy of Mellon not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Mellon has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

Proxy Voting Disclosure. Clients who have delegated proxy voting authority to Mellon may obtain the proxy voting records for their account upon written or verbal request.

Oversight Activities. Mellon performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and Mellon records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are completed as a component of Mellon’s Rule 206(4)-7 compliance program.

All Voya IM Managed Funds. The Trust has adopted as its proxy voting policies for each Voya IM Managed Fund the proxy voting guidelines of Voya IM. Voya IM has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

All Funds. A complete copy of each Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Advisers. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As ETFs, information about each Fund’s portfolio holdings is made available each Business Day in accordance with the provisions of any Order of the SEC applicable to the Funds, regulations of a Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. A “Business Day” with respect to each Fund is any day on which its respective Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Funds’ Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.wisdomtree.com. Online disclosure of such holdings is publicly available at no charge.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC based on the Fund’s fiscal year end, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

INDEX DESCRIPTIONS

A description of each Fixed Income Index and the PutWrite Index on which a Fund’s investment strategy is based is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies of the Fund” with certain additional details provided below. Additional information about each Index (with the exception of the underlying index of the Interest Rate Hedged High Yield Bond Fund), including the components and weightings of the Indexes, as well as the rules that govern inclusion and weighting in each of the Indexes, is available on each respective Index provider’s website. Additional information about the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index, including the components and weightings of the Index, as well as the Index methodology, which contains the rules that govern inclusion and weighting in the Index, is available at www.wisdomtree.com under “WisdomTree Resources” in the Resource Library.

Fixed Income Index Funds.

Index Rebalance. Each underlying Index of the Fixed Income Index Funds is “rebalanced” or “reconstituted” on a monthly basis. New securities are added to each Index only during the monthly rebalance. During the monthly rebalance, securities are screened to determine whether they comply with the index methodology and are eligible to be included in the Index. The date of the determination is sometimes referred to as the “Index measurement date” or the “Screening Point.” Based on this screening, securities that meet index requirements are added to the Index, and securities that do not meet such requirements are dropped from the Index. In response to market conditions, security weights and the weights of the short positions and long positions may fluctuate above or below a specified cap between monthly Index rebalance dates.

The approximate number of components of each Index is disclosed herein as of [    ], 2020.

Name of Index	Approximate Number of Components
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration	10,961
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration	10,961
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index	848
Bloomberg U.S. Treasury Floating Rate Bond Index	4
Bloomberg Barclays U.S. Aggregate Enhanced Yield Index	7,971
Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index	3,005
WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index	[	]

Index Maintenance. Index maintenance occurs throughout the year and includes implementing adjustments for corporate actions.

Index Availability. Each Index is calculated and disseminated throughout each day the Listing Exchange is open for trading.

Changes to the Index Methodology. The WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index is governed by a published, rules-based methodology. Changes to the methodology will be publicly disclosed at www.wisdomtree.com/etfs/index-notices.aspx prior to implementation. Sixty days’ notice will be given prior to the implementation of any such change.

Index Calculation Agent. Each Fixed Income Index Fund has a Calculation Agent that will calculate, maintain and disseminate the underlying Index on a daily basis. For each Fixed Income Index Fund (with the exception of the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index), the Fund’s index provider is the Calculation Agent. In order to minimize any potential for conflicts caused by the fact that WisdomTree Investments and its affiliates act as Index provider and investment adviser to the Interest Rate Hedged High Yield Bond, WisdomTree Investments has retained an unaffiliated third party Calculation Agent. The Calculation Agent, using the rules-based methodology, will calculate and disseminate the Index on a daily basis. WisdomTree Investments will monitor the results produced by the Calculation Agent to help ensure that the Index is being calculated in accordance with the rules-based methodology. In addition, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent non-public information about pending changes to the Index from being used or disseminated in an improper manner. Furthermore, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Fund’s portfolio strategies.

PutWrite Fund.

CBOE S&P 500 PutWrite Index. The strike price of the new SPX Puts that are sold is the strike price of listed SPX Puts that are closest to, but not greater than, the last value of the S&P 500 Index reported before 11:00 a.m., Eastern Time, on the Roll Date. For example, if the last S&P 500 Index value reported before 11:00 a.m., Eastern Time, on the Roll Date is 1233.10, and the closest listed SPX Put strike price below 1233.10 is 1230, then 1230 strike SPX Puts are sold.

The SPX Puts are deemed to be sold at a price equal to the volume-weighted average price (“VWAP”) of SPX Puts with that strike price during the half-hour period beginning at 11:30 a.m., Eastern Time. If no transactions occur at the new SPX Put strike price between 11:30 a.m. and 12:00 p.m., Eastern Time, then the new SPX Puts will be deemed sold at the last bid price reported before 12:00 p.m., Eastern Time.

At expiration, the SPX Puts are settled against a Special Opening Quotation (“SOQ”) of the S&P 500 Index. The SOQ is a special calculation of the S&P 500 Index that is compiled from the opening prices of component stocks underlying the S&P 500 Index.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below, its investment objective, and its underlying Index, if applicable, without a shareholder vote, provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

The Currency Funds and PutWrite Fund only:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Managed Futures Strategy Fund, Emerging Markets Corporate Bond Fund, Emerging Markets Local Debt Fund and Mortgage Plus Bond Fund only:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For these purposes, the components of the Managed Futures Strategy Fund’s Benchmark (e.g., gold, silver, natural gas) are considered to be separate industries.

The Fixed Income Index Funds only:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that each Fund’s underlying Index concentrates in the securities of a particular industry or group of industries.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

Non-Fundamental Policies. The following investment policy is not fundamental and may be changed without shareholder approval. Prior to any change in a Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

The Alternative Funds and Currency Funds (except the Bloomberg U.S. Dollar Bullish Fund) only:

Each Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to the particular country or geographic region suggested by the Fund’s name, including certain derivatives described herein and in the Fund’s Prospectus.

The Fixed Income Index Funds only:

Under normal circumstances, in accordance with Rule 35d-1 under the 1940 Act, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by the Fund’s name, including investments that are tied economically to the particular country or geographic region suggested by the Fund’s name.

Emerging Markets Corporate Bond Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corporate Debt. For these purposes, Corporate Debt includes fixed income securities, such as bonds, notes, money market securities and other debt obligations of emerging market issuers, as well as other instruments described herein and in the Fund’s Prospectus.

Emerging Markets Local Debt Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Local Debt. For these purposes, Local Debt includes fixed income securities, such as bonds, notes or other debt obligations, denominated in local currencies of emerging market countries, as well as other instruments described herein and in the Fund’s Prospectus.

Managed Futures Strategy Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity and currency-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of listed commodity, currency and financial futures contracts described herein and in the Fund’s Prospectus.

Mortgage Plus Bond Fund only:

Under normal circumstances, in accordance with Rule 35d-1 under the 1940 Act, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in mortgage-related debt and other securitized debt. The Fund’s investment in derivatives will be included in its net assets when determining whether the Fund satisfies the 80% test described above and the Fund values those derivatives at market value.

If, subsequent to an investment, the 80% requirement for a Fund is no longer met, such Fund’s future investments will be made in a manner that will bring the Fund into compliance with its 80% policy.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

WisdomTree Investments or its affiliates (the “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” Funds as they are launched or thereafter, may purchase shares from other broker-dealers that have previously provided “seed” for Funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

∎	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

∎	privately negotiated transactions;

∎	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and

∎	any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Funds that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Funds being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the 1934 Act, which may limit the timing of purchases and sales of any of the shares by the

Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Advisers provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Advisory Agreements and Sub-Advisory Agreements with the Adviser and Sub-Advisers, respectively, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Advisers and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, New York 10167.

The Chairman of the Board, Victor Ugolyn, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (83.3%) of Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”). There is an Audit Committee, Governance, Nominating and Compliance Committee, Contracts Review Committee, and Investment Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years

Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005 – present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	81	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	81	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	81	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	81	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	81	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	81	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years

Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	81

David Castano***** (1971)	Treasurer, 2013-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2011.	81

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	81

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	81

Joanne Antico***** (1975)	Assistant Secretary, 2018-present	Assistant General Counsel, WisdomTree Asset Management since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	81

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, since 2012.	81

*	Chair of the Audit Committee.
**	Chair of the Contracts Review Committee.
***	Co-Chair of the Governance, Nominating and Compliance Committee.
****	Chair of the Investment Committee.
*****	Elected by and serves at the pleasure of the Board.
+	As of the date of this SAI.

Audit Committee. Ms. Raso Kirstein and Messrs. Chrencik and Ugolyn, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended August 31, 2019, the Audit Committee held seven meetings.

Governance, Nominating and Compliance Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Governance, Nominating and Compliance Committee. The principal responsibilities of the Governance, Nominating and Compliance Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibility with respect to overseeing the CCO and overseeing compliance matters involving the Funds and their service providers as reported to the Board. While the Governance, Nominating and Compliance Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance, Nominating and Compliance Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance, Nominating and Compliance Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance, Nominating and Compliance Committee. During the fiscal year ended August 31, 2019, the Governance, Nominating and Compliance Committee held six meetings.

Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Advisers, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. On March 12, 2014, the Board created the Contracts Review Committee. The Board has adopted a written charter for the Contracts Review Committee. During the fiscal year ended August 31, 2019, the Contracts Review Committee held five meetings.

Investment Committee. Ms. Raso Kirstein and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Investment Committee. The principal responsibilities of the Investment Committee are to support, oversee and organize on behalf of the Board the process for overseeing Fund performance and related matters (it being the intention of the Board that the ultimate oversight of Fund performance shall remain with the full Board), address such other matters that the Board shall determine and provide recommendations to the Board as needed in respect of the foregoing matters. On December 11, 2015, the Board created the Investment Committee. The Board has adopted a written charter for the Investment Committee. During the fiscal year ended August 31, 2019, the Investment Committee held seven meetings.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Steinberg is qualified to serve as Trustee of the Funds because of the experience he has gained as President, Chief Executive Officer and director of WisdomTree Investments and the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as President and Trustee of the Trust since 2005.

The Board has concluded that Mr. Chrencik is qualified to serve as Trustee of the Funds because of the experience he gained as an audit partner of a public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as the chief financial officer of a hedge fund and his prior service as a board member of several other investment funds, and the experience he has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Goldberg is qualified to serve as Trustee of the Funds because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, investment advisers, and independent directors as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Board has concluded that Ms. Massaro is qualified to serve as Trustee of the Funds because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Independent Trustee of the Trust since 2006.

The Board has concluded that Ms. Raso Kirstein is qualified to serve as Trustee of the Funds because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax exempt fund research of an investment advisory firm, as well as the experience she has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Ugolyn is qualified to serve as Trustee of the Funds because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his experience as a member of the Board of Directors of The New York Society of Security Analysts, Inc., his service as chairman for another mutual fund family, and the experience he has gained serving as an Independent Trustee and Chairman of the Board of the Trust since 2006.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
Interested Trustee
Jonathan L. Steinberg	WisdomTree Emerging Markets Local Debt Fund	[$10,001-$50,000]	[Over $100,000]

Independent Trustees
David G. Chrencik	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	[$10,001-$50,000]	[Over $100,000]
Joel H. Goldberg	N/A	N/A	[Over $100,000]
Melinda Raso Kirstein	N/A	N/A	[Over $100,000]
Toni M. Massaro	WisdomTree Managed Futures Strategy Fund	[$10,001-$50,000]	[Over $100,000 ]
Victor Ugolyn	WisdomTree Floating Rate Treasury Fund	[$50,001-$100,000]	[$50,001-$100,000]

*	Values based on Trustees’ ownership as of the date of this SAI.
**	These values are based on the Trustees’ ownership as of [December 31, 2018].

Board Compensation. The following table sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended August 31, 2019.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex*
Interested Trustee
Jonathan L. Steinberg	$0	None	None	$0
Independent Trustees
David Chrencik	323,097.50	None	None	323,097.50
Melinda Raso Kirstein	323,097.50	None	None	323,097.50
Joel Goldberg	330,433.76	None	None	330,433.76
Toni M. Massaro	315,761.26	None	None	315,761.26
Victor Ugolyn	440,587.50	None	None	440,587.50

*	The Trust is the only trust in the “Fund Complex.”

Control Persons and Principal Holders of Securities.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of [____], the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Bloomberg U.S. Dollar Bullish Fund
	[____]	[____	]

	[____]	[____	]

	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Chinese Yuan Strategy Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Emerging Currency Strategy Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Floating Rate Treasury Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Emerging Markets Corporate Bond Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Emerging Markets Local Debt Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Interest Rate Hedged High Yield Bond Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Mortgage Plus Bond Fund
	[____]	[____	]

	[____]	[____	]

WisdomTree Negative Duration U.S. Aggregate Bond Fund

	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Negative Duration High Yield Bond Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund		[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree CBOE S&P 500 PutWrite Strategy Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

WisdomTree Managed Futures Strategy Fund
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]
	[____]	[____	]

	[____]	[____	]

Certain officers, employees, accounts or affiliates of WisdomTree Asset Management (such as WisdomTree Investments, 245 Park Avenue, 35th Floor, New York, NY), including other funds advised by WisdomTree Asset Management or third parties, may from time to time own a substantial amount of a Fund’s shares, including as an initial or seed investor. Such positions may be held for a limited period of time, including to facilitate commencement of a Fund, to facilitate the Funds’ achieving size or scale or in seeking to track model portfolios of ETFs developed and maintained by the Adviser. Such shareholders, individually and/or collectively, could at times be considered to control the Fund (i.e., own greater than 25% of the Fund’s shares) and may purchase or sell shares, including large blocks of shares, at any given time. There can be no assurance that any such entity or person would not redeem or sell its investment, that the size of that Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements, which could negatively impact that Fund and its shares. In addition, such transactions may account for a large percentage of secondary market trading volume and may, therefore, not be sustainable and/or may have a material upward or downward effect on the market price of the shares.

Investment Adviser. WisdomTree Asset Management serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 245 Park Avenue, 35th Floor, New York, New York 10167.

Under the Investment Advisory Agreement, WisdomTree Asset Management is responsible for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for each Fund. The Adviser also provides proactive oversight of the Sub-Advisers’ daily monitoring of the Sub-Advisers’ buying and selling of securities for each Fund, and regular review of the Sub-Advisers’ performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Funds to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund, including:

∎	Overseeing the Trust’s insurance program;

∎	Overseeing and coordinating all governance matters for the Trust;

∎	Coordinating meetings of the Board of Trustees;

∎	Devoting time and resources to maintaining an efficient market for each Fund’s shares;

∎	Coordinating with outside counsel on all Trust related legal matters;

∎	Coordinating the preparation of the Trust’s financial statements;

∎	Coordinating all regulatory filings and shareholder reporting;

∎	Overseeing each Fund’s tax status and tax filings;

∎	Maintaining and updating a website for certain required disclosures; and

∎	Providing shareholders with additional information about the Funds.

Each Fund pays WisdomTree Asset Management the Management Fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Fund	Advisory Fee Rate
Bloomberg U.S. Dollar Bullish Fund	0.50%
Chinese Yuan Strategy Fund	0.45%
Emerging Currency Strategy Fund	0.55%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Floating Rate Treasury Fund	0.15%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%
Interest Rate Hedged High Yield Bond Fund	0.43%
Mortgage Plus Bond Fund	0.45%
Negative Duration U.S. Aggregate Bond Fund	0.28%
Negative Duration High Yield Bond Fund	0.48%
Yield Enhanced U.S. Aggregate Bond Fund	0.20	%(1)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.20	%(1)
Yield Enhanced Global Aggregate Bond Fund	0.20%
Yield Enhanced International Aggregate Bond Fund	0.24	%(2)
CBOE S&P 500 PutWrite Strategy Fund	0.44	%(3)
Managed Futures Strategy Fund	0.75	%(4)

(1)

WisdomTree Asset Management has contractually agreed to limit the Management Fee to 0.12% through December 31, 2020. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.

(2)	This Fund has not commenced operations.
(3)	WisdomTree Asset Management contractually agreed to limit the Management Fee to 0.38% through December 31, 2019. This fee waiver expired on December 31, 2019.
(4)

WisdomTree Asset Management has contractually agreed to limit the Management Fee to 0.65% through December 31, 2020 This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.

Pursuant to an investment advisory agreement on behalf of the Funds, WisdomTree Asset Management has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by WisdomTree Asset Management.

Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services with respect to each Fund and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

WisdomTree Asset Management is also responsible for the general management and administration of the WisdomTree Subsidiary pursuant to a separate investment advisory agreement with the WisdomTree Subsidiary. Under the advisory agreement, WisdomTree Asset Management provides the WisdomTree Subsidiary with the same type of management services, for the same fee and under essentially the same terms, as are provided for the Managed Futures Strategy Fund.

For the following periods, the Adviser received the following fees from the Funds:

Fund*	Commencement of Operations	Advisory Fee Paid for the Fiscal Year or Period Ended August 31, 2019			Advisory Fee Paid for the Fiscal Year or Period Ended August 31, 2018			Advisory Fee Paid for the Fiscal Year or Period Ended August 31, 2017
Bloomberg U.S. Dollar Bullish Fund	12/18/2013		$321,465	(1)		$448,407			$951,115
Chinese Yuan Strategy Fund	5/14/2008		$132,604	(2)		$169,895			$188,089
Emerging Currency Strategy Fund	5/6/2009		$115,865	(3)		$250,493			$260,747
Floating Rate Treasury Fund	2/4/2014		$2,597,270			$102,250			$1,878
Emerging Markets Corporate Bond Fund	3/8/2012		$234,319			$287,281			$321,570
Emerging Markets Local Debt Fund	8/9/2010		$1,028,635			$1,159,544			$1,406,355
Interest Rate Hedged High Yield Bond Fund	12/18/2013		$1,138,188			$657,841			$159,799
Interest Rate Hedged U.S. Aggregate Bond Fund	12/18/2013		$170,642			$72,567			$52,852
Mortgage Plus Bond Fund	11/14/2019	$	**		$	**		$	**
Negative Duration U.S. Aggregate Bond Fund	12/18/2013		$84,428			$78,764			$44,061
Negative Duration High Yield Bond Fund	12/18/2013		$240,728			$129,817			$61,079
Yield Enhanced U.S. Aggregate Bond Fund	7/9/2015		$1,053,380	(4)		$647,878	(4)		$152,360	(4)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	5/18/2017		$120,641	(5)		$47,871	(5)		$1,747	(5)
CBOE S&P 500 PutWrite Strategy Fund	2/24/2016		$1,027,077	(6)		$1,031,436	(6)		$311,391	(6)
Managed Futures Strategy Fund	1/5/2011		$1,629,677	(7)		$1,247,811	(7)		$1,181,807	(7)
Yield Enhanced Global Aggregate Bond Fund	12/13/2018		$3,752	(8)	$	**		$	**

(1)	Amount is net of advisory fee waivers. The advisory fees waived for 2019 were $4,119.
(2)	Amount is net of advisory fee waivers. The advisory fees waived for 2019 were $1,552.
(3)	Amount is net of advisory fee waivers. The advisory fees waived for 2019 were $989.
(4)	Amount is net of advisory fee waivers. The advisory fees waived for 2017, 2018 and 2019 were $101,573, $259,151 and 421,352, respectively.
(5)	Amount is net of advisory fee waivers. The advisory fees waived for 2017, 2018 and 2019 were $1,165, $19,148 and $48,257, respectively.
(6)	Amount is net of advisory fee waivers. The advisory fees waived for 2017, 2018 and 2019 were $49,167, $140,650 and $140,056, respectively.
(7)	Amount is net of advisory fee waivers. The advisory fees waived for 2017, 2018 and 2019 were $181,187, $166,375 and $217,290, respectively.
(8)	Amount is net of advisory fee waivers. The advisory fees waived for 2019 was $1,219.
*	Funds not listed in the table above had not commenced operations as of December 31, 2019.
**	Not in operation for the period indicated.

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Advisers.

Mellon Investments Corporation. Mellon serves as sub-adviser to, and is responsible for the day-to-day management of the Mellon Managed Funds and WisdomTree Managed Futures Strategy Subsidiary. Mellon, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. MBC Investments Corporation owns between 80% and 100% of Mellon Investments Corporation (Mellon), with up to 20% owned by certain Mellon employees through authorized employee class restricted shares. MBC Investments Corporation is 100% owned by BNY Mellon IHC, LLC, which is 100% owned by The Bank of New York Mellon Corporation. Mellon manages each Mellon Managed Fund’s and WisdomTree Managed Futures Strategy Subsidiary’s portfolio investments and places orders to buy and sell such Fund’s portfolio investments. WisdomTree Asset Management pays Mellon for providing sub-advisory services to the Mellon Managed Funds.

Mellon believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Mellon from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Mellon Managed Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve that Fund’s Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers.

Mellon utilizes a team of investment professionals acting together to manage the assets of each Mellon Managed Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in each Fund’s portfolio as it deems appropriate in the pursuit of each Fund’s investment objectives.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of each Mellon Managed Fund’s portfolio, as described below, are Paul Benson, Vassilis Dagioglu, Stephanie Shu, and James Stavena. Messrs. Dagioglu and Stavena are members of Mellon’s Asset Allocation Team, and Mr. Benson and Ms. Shu are members of Mellon’s Fixed Income Team. Mr. Benson and Ms. Shu manage each Fixed Income Fund, except Emerging Markets Corporate Bond Fund and the Interest Rate Hedged High Yield Bond Fund, and each of the Currency Funds. Ms. Shu has been a member of the portfolio management team for each of these Funds since inception. She has been a portfolio manager for the Emerging Markets Local Debt Fund since inception, and a portfolio manager of the other Mellon Managed Funds, except the Alternative Funds, since October 2015. Mr. Benson has managed the Mellon Managed Fund, except the Alternative Funds, since October 2015. Mr. Dagioglu and Mr. Stavena have managed the Alternative Funds since their inception.

As of November 30, 2019, the Fixed Income Team managed 52 registered investment companies with approximately $25 billion in assets; 36 pooled investment vehicles with approximately $28 billion in assets; and 1,542 other accounts with approximately [$86 billion] in assets.

As of November 30, 2019, the Asset Allocation Team managed 12 registered investment companies with approximately [$4 billion in assets; 35 pooled investment vehicles with approximately $17 billion in assets; and 23 other accounts with approximately $3 billion in assets.

Portfolio Manager Fund Ownership. As of November 30, 2019, Mr. Benson owned shares worth $25,041 of the WisdomTree India Earnings Fund, and Ms. Shu owned shares worth $479,803 of the WisdomTree Floating Rate Treasury Fund.

Portfolio Manager Compensation.

Mellon’s rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.

Mellon’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to Mellon’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of Mellon and the product team.

The following factors encompass our investment professional rewards program.

∎	Base salary

∎	Annual cash incentive

∎	Long-Term Incentive Plan

–	Deferred cash for investment

–	BNY Mellon restricted stock units and/or

–	Mellon equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Voya Investment Management Co., LLC serves as sub-adviser and is responsible for the day-to-day management of the Voya IM Managed Funds. Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. Voya IM is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM chooses the portfolio investments of each Voya IM Managed Fund and places orders to buy and sell each such Fund’s portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Voya IM Managed Funds.

The Sub-Adviser believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent the Sub-Adviser from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement with respect to the Voya IM Managed Funds continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without any penalty, by (i) vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on not more than sixty (60) days’ written notice to the Sub-Adviser, (ii) WisdomTree Asset Management or the Sub-Adviser for cause on at least sixty (60) days’ written notice to the other party, and (iii) WisdomTree Asset Management or the Sub-Adviser on at least 120 days’ written notice to the other party prior to any annual renewal term. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. The Yield Enhanced U.S. Short-Term Aggregate Bond Fund is managed by Voya IM’s Multi-Sector Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Sean Banai, CFA, Bob Kase, CFA, Randall Parrish, CFA, Dave Goodson and Brian Timberlake, CFA, PhD.

As of September 30, 2019, the Multi-Sector Fixed Income Portfolio Management Team managed 23 registered investment companies with approximately $15 billion in assets and approximately $14 billion in other investment vehicles.

Effective [    ], 2020, the Interest Rate Hedged High Yield Bond Fund is managed by Voya’s High Yield Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are: Randall Parrish, CFA and Rick Cumberledge, CFA.

As of [    ], 2020, the High Yield Portfolio Management Team managed [ ] registered investment companies with approximately $[    ] billion in assets and approximately $[    ] billion in other investment vehicles. (were any accounts managed with a performance-based fee?)

The Emerging Markets Corporate Bond Fund is managed by Voya IM’s Emerging Markets Debt Team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Jean-Dominique Butikofer and Anthony Routh.

As of September 30, 2019, the Voya Emerging Markets Debt Team managed four registered investment companies totaling $360 million in assets and approximately $3.5 billion in other investment vehicles.

As of September 30, 2019, the Mortgage Plus Bond Fund had not commenced operations.

Portfolio Manager Fund Ownership. As of September 30, 2019, with respect to the Multi-Sector Fixed Income Portfolio Management Team and the Emerging Markets Debt Team, none of the Voya IM portfolio managers owned shares of the Voya IM Managed Fund(s) that they manage. As of [    ], 2020, none of the High Yield Portfolio Management Team members owned shares of the Voya IM Managed Fund(s) that they manage.

Portfolio Manager Compensation. Mellon’s compensation philosophy is to pay for performance and to leverage the variable side of the compensation equation. Annually, it participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain aligned to the market.

Key investment professionals are paid competitive base salaries, are eligible for discretionary bonuses, and generally participate in Mellon’s long-term compensation program.

The overall design of the annual incentive plan for investment professionals was developed to tie pay to both portfolio performance and profitability and is structured to drive performance and promote retention of top talent. Individual bonus target awards are determined and set based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas, and performance goals are set to appropriately reflect requirements for the investment team. The results for overall Voya IM include a review of firm profitability, team performance and the Investment professionals’ individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed on an annual basis by the firm’s Executive Management, and includes the measure of investment performance versus benchmark and peer groups over one-, three- and five-year periods, and contributions to the firm’s revenue growth, and profitability.

The annual incentive bonus may be subject to a deferral mechanism into a long-term compensation plan, as determined by the plan in effect at the time of payment. In addition, if an employee’s fixed base salary compensation exceeds a particular threshold, the employee may participate in Voya Financial’s deferred compensation plan.

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. Participants are eligible to receive annual awards determined by the Management Committee based largely on investment performance and their contribution to firm performance. Awards are based on the current year’s performance as defined by the Voya Financial long term incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya IM Mutual Funds. Awards are subject to a time based vesting schedule.

Description of Material Conflicts of Interest – Mellon.

It is the policy of Mellon to make business decisions free from conflicting outside influences. Mellon’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between Mellon and other BNYM companies.

Mellon will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Mellon’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of Mellon’s Form ADV.

Mellon manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, Mellon or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of Mellon’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Mellon may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Mellon has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Mellon has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming Mellon’s adherence to such policies and procedures.

Performance Fees. The Portfolio Managers have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or the applicable investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a portfolio manager’s simultaneous management of multiple types of client accounts/investment products. For example, the portfolio managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The portfolio managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the portfolio managers. Below is a discussion of the conflicts that the portfolio managers face when engaging in side-by-side management and how they deal with them. Note that certain of Mellon’s employees are also officers or employees of one or more Mellon’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the portfolio managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that portfolio managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, portfolio managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the portfolio managers’ clients’ accounts. In those cases where portfolio managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which portfolio managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, portfolio managers will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio managers have a financial incentive to favor accounts with performance-based fees because they (and Mellon’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, portfolio managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid securities in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio managers perform investment advisory services for various clients. Portfolio managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the portfolio managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Mellon affiliate. In addition, the portfolio managers may invest client accounts in affiliated pooled vehicles. The portfolio managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, portfolio managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The portfolio manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the portfolio manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants portfolio managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The portfolio managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts”. The portfolio managers, and Mellon’s existing and future employees may from time to time invest in products managed by Mellon and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by Mellon, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The portfolio managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of Mellon’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where Mellon is involved in the determination of the valuation of an investment. In such circumstances, Mellon requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, Mellon then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, Mellon has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, portfolio managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the portfolio managers. For example, portfolio managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the portfolio manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, portfolio managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Mellon has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming Mellon’s adherence to such policies and procedures.

Description of Material Conflicts of Interest – Voya IM.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

Codes of Ethics. The Trust, the Advisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Administrator, Custodian, Transfer Agent and Securities Lending Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian, transfer agent and securities lending agent for the Funds. State Street’s principal address is One Lincoln Street, Boston, Massachusetts 02110. Under the Fund Administration Agreement with the Trust, State Street provides certain administrative, legal, tax, and financial reporting services for the maintenance and operations of the Trust and each Fund. Under the Master Custodian Agreement with the Trust, State Street acts as custodian of assets of the Trust, including securities which the Trust, on behalf of each Fund, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust and for each Fund. Also, under the Master Custodian Agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the authorized and issued shares of beneficial interest for the Funds, and as dividend disbursing agent of the Trust. State Street also provides services, as applicable, for any wholly-owned subsidiary of a WisdomTree Fund. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. State Street also serves as the Funds’ securities lending agent. As compensation for providing such services, State Street receives a portion of the income earned by the Funds in connection with the lending program. With respect to the foregoing agreements, the Trust has agreed to limitation of liability for State Street and/or to indemnify State Street for certain liabilities.

Securities Lending Activities. State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Authorization Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers, including State Street Bank and Trust Company and any affiliate thereof. State Street determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds a monthly statement describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program and, on a monthly basis, State Street will make available to the Trust’s Board of Trustees a statement describing the outstanding loans and income made on such loans during the period.

The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the most recent fiscal year were as follows:

		Fees and/or compensation for securities lending activities and related services ($)
Fund Name	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Borrower Rebates	Other fees not included in revenue split (specify)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	$5,701	464	n/a	n/a	n/a	3,673	n/a	$4,137	$1,564
WisdomTree Negative Duration U.S. Aggregate Bond Fund	$1,982	160	n/a	n/a	n/a	1,301	n/a	$1,461	$521
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	$55,349	3,831	n/a	n/a	n/a	38,516	n/a	$42,347	$13,002

		Fees and/or compensation for securities lending activities and related services ($)
Fund Name	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Borrower Rebates	Other fees not included in revenue split (specify)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
WisdomTree Yield Enhanced Global Aggregate Bond Fund^	$—	—	n/a	n/a	n/a	—	n/a	$—	$—
WisdomTree Emerging Markets Corporate Bond Fund	$22,308	1,439	n/a	n/a	n/a	16,346	n/a	$17,785	$4,523
WisdomTree Interest Rate Hedged High Yield Bond Fund	$392,819	56,774	n/a	n/a	n/a	152,466	n/a	$209,240	$183,579
WisdomTree Negative Duration High Yield Bond Fund	$94,655	13,739	n/a	n/a	n/a	37,611	n/a	$51,350	$43,305

^	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

Distributor. Foreside Fund Services, LLC serves as Distributor for the Trust and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree Investments, WisdomTree Asset Management, or any stock exchange.

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay or otherwise assist certain broker-dealers, registered investment advisers, banks, other financial intermediaries and platforms (“Intermediaries”) for certain activities and/or services related to the Funds, other WisdomTree Funds and/or model portfolios that include WisdomTree Funds, including for making Funds available such as without a commission or transaction fee (or to otherwise offset such commissions or fees), for participation in activities that are designed to make Intermediaries and investors more knowledgeable about exchange traded products, including the Funds, for other activities, such as marketing and educational training or support (such as through conferences, webinars and printed communications), for data, for platform development and/or access, for technology support, for co-marketing and cross-promotional efforts, or to otherwise facilitate education, relationships and/or investment. Payments made pursuant to such arrangements are expected to vary in any year, can be different for different Intermediaries and third parties, and can be subject to certain minimum payment levels. Any such payments or other consideration are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses and they do not change the price paid by investors for the purchase of the Funds’ shares or the amount received by a shareholder as proceeds from the redemption of Fund shares. Information regarding certain Intermediaries receiving such payments can be found by visiting www.wisdomtree.com.

WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

WisdomTree Asset Management or its affiliates intend to engage with, and make payments to, other Intermediaries and third parties in the future. Please contact your adviser, broker, other investment professional or other type of Intermediary and ask whether they have any such arrangements with WisdomTree Asset Management or its affiliates and/or to receive more information regarding any payments such firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

Each Sub-Adviser assumes general supervision over placing orders on behalf of each Fund that it sub-advises for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, each Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as if they may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. Each Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant.

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal period ended August 31, 2017, 2018 and 2019.

Name	Commissions Paid for Fiscal Period Ended August 31, 2019	Commissions Paid for Fiscal Period Ended August 31, 2018	Commissions Paid for Fiscal Period Ended August 31, 2017
Bloomberg U.S. Dollar Bullish Fund	$340	$800	—
Chinese Yuan Strategy Fund	—	$117	—
Emerging Currency Strategy Fund	$40	$119	—
Floating Rate Treasury Fund	—	—	—
Emerging Markets Corporate Bond Fund	$2,188	$4,413	$1,324
Emerging Markets Local Debt Fund	—	—	—
Interest Rate Hedged High Yield Bond Fund	$23,098	$16,564	$4,988
Interest Rate Hedged U.S. Aggregate Bond Fund	$9,591	$5,141	$4,343
Mortgage Plus Bond Fund	n/a	n/a	n/a
Negative Duration U.S. Aggregate Bond Fund	$4,531	$5,231	$3,299
Negative Duration High Yield Bond Fund	$7,489	$5,403	$2,586
Yield Enhanced U.S. Aggregate Bond Fund	—	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund[1]	—	—	—
Yield Enhanced Global Aggregate Bond Fund[2]	$203	n/a	n/a
Yield Enhanced International Aggregate Bond Fund[3]	n/a	n/a	n/a
CBOE S&P 500 PutWrite Strategy Fund	$27,068	$30,496	$12,827
Managed Futures Strategy Fund	$126,879	$89,387	$22,498

(1)	Amounts shown under the column heading titled “Commissions Paid for the Fiscal Period Ended August 31, 2017” are for the period May 18, 2017 (commencement of operations) through August 31, 2017.
(2)	Amounts shown under the column heading titled “Commissions Paid for the Fiscal Period Ended August 31, 2019” are for the period December 13, 2018 (commencement of operations) through August 31, 2019.
(3)	Shares of the Fund are not currently available for purchase.

Affiliated Brokers

During the fiscal year or period ended August 31, 2019, the Funds did not pay any commissions to any affiliated brokers.

Regular Broker-Dealers

The following table lists each Fund’s acquisitions of securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal period ended August 31, 2019, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of August 31, 2019.

Name of Fund*	Name of Broker or Dealer	Aggregate Value of Holdings as of August 31, 2019
Bloomberg U.S. Dollar Bullish Fund	None
Chinese Yuan Strategy Fund	Citigroup, Inc.	$7,960,000
Emerging Currency Strategy Fund	Citigroup, Inc.	5,590,000
Emerging Markets Corporate Bond Fund	None
Emerging Markets Local Debt Fund	Citigroup, Inc.	13,310,000
Floating Rate Treasury Fund	None
Interest Rate Hedged High Yield Bond Fund	Deutsche Bank AG	598,843
Interest Rate Hedged U.S. Aggregate Bond Fund	Bank of America Corp.	602,934
	JPMorgan Chase & Co.	597,257
	Goldman Sachs Group, Inc. (The)	475,301
	Morgan Stanley	472,103
	Citigroup, Inc.	395,996
	Barclays Capital, Inc.	208,565
	HSBC Securities Inc.	208,104
	UBS Group AG	123,895
	Deutsche Bank AG	32,925
	Nomura Holdings, Inc.	10,223
Mortgage Plus Bond Fund(1)	—	—
Negative Duration High Yield Bond Fund	None
Negative Duration U.S. Aggregate Bond Fund	Morgan Stanley	200,202
	Citigroup, Inc.	162,024
	Goldman Sachs Group, Inc. (The)	159,208
	JPMorgan Chase & Co.	155,136
	Bank of America Corp.	132,588
	HSBC Securities Inc.	73,048
	Royal Bank of Canada	23,437
	Deutsche Bank AG	15,937
Yield Enhanced U.S. Aggregate Bond Fund	Citigroup, Inc.	22,924,377
	Morgan Stanley	11,225,700
	JPMorgan Chase & Co.	10,684,793
	Bank of America Corp.	8,540,202
	Goldman Sachs Group, Inc. (The)	5,719,362
	HSBC Securities Inc.	2,997,201
	Barclays PLC	2,156,932

Name of Fund*	Name of Broker or Dealer	Aggregate Value of Holdings as of August 31, 2019
	UBS Group AG	1,784,340
	Deutsche Bank AG	409,208
	Royal Bank of Canada	233,084
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	JPMorgan Chase & Co.	3,896,949
	Morgan Stanley	2,717,753
	Citigroup, Inc.	1,936,233
	Bank of America Corp.	983,016
	UBS Group AG	766,833
	Goldman Sachs Group, Inc. (The)	595,499
	Deutsche Bank AG	491,327
	Barclays PLC	156,424
	HSBC Securities Inc.	18,892
CBOE S&P 500 PutWrite Strategy Fund	None
Managed Futures Strategy Fund	None
Yield Enhanced Global Aggregate Bond Fund	Goldman Sachs Group, Inc. (The)	29,391
	Barclays Bank PLC	14,796
	Morgan Stanley	11,480

*	Funds not listed in the table above had not commenced operations as of December 31, 2019.
(1)	The Mortgage Plus Bond Fund commenced operations on November 14, 2019.

Portfolio Turnover

Portfolio turnover rates for each Fund are disclosed in each Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from a Fund to be taxed as ordinary income which may limit the tax efficiency of such Fund. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

For the most recent fiscal year or period, there was no portfolio turnover rate for each of the Currency Strategy Funds and Alternative Funds since each of these Funds invest in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal periods ended August 31, 2018 and 2019.

Fund*	Portfolio Turnover Rate for Fiscal Period Ended August 31, 2019		Portfolio Turnover Rate for Fiscal Period Ended August 31, 2018
Bloomberg U.S. Dollar Bullish Fund	23%		0%
Chinese Yuan Strategy Fund	0%		0%
Emerging Currency Strategy Fund	0%		0%
Emerging Markets Corporate Bond Fund	54%		132%
Emerging Markets Local Debt Fund	27%		44%
Floating Rate Treasury Fund	170%		170%
Interest Rate Hedged High Yield Bond Fund	61%		60%
Interest Rate Hedged U.S. Aggregate Bond Fund	39%		81%
Mortgage Plus Bond Fund(1)	n/a		n/a
Negative Duration High Yield Bond Fund	66%		98%
Negative Duration U.S. Aggregate Bond Fund	88%		169%
Yield Enhanced U.S. Aggregate Bond	54%		82%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	49%		177%
CBOE S&P 500 PutWrite Strategy Fund	0%		0%
Managed Futures Strategy Fund	0%		0%
Yield Enhanced Global Aggregate Bond Fund	31	%(2)	n/a

*	Funds not listed in the table above had not commenced operations as of December 31, 2019.
(1)	The Mortgage Plus Bond Fund commenced operations on November 14, 2019.
(2)	The Yield Enhanced Global Aggregate Bond Fund commenced operations on December 13, 2018 and, therefore, did not have a portfolio turnover rate for the fiscal year ended August 31, 2018.

With respect to the Emerging Markets Corporate Bond Fund, Negative Duration U.S. Aggregate Bond Fund and Yield Enhanced U.S. Short-Term Aggregate Bond Fund, each Fund’s decrease in portfolio turnover rate for the fiscal year ended August 31, 2019 corresponds with the following: the Emerging Markets Corporate Bond Fund’s decreased portfolio turnover rate for the fiscal year ended August 31, 2019 resulted from an elevated portfolio turnover rate in the prior year due to the replacement of the Fund’s investment sub-adviser, which occurred on August 23, 2017, the Negative Duration U.S. Aggregate Bond Fund’s decrease in portfolio turnover can be attributed to the lower use of TBA rolls and the variability in year-over-year portfolio rebalance activity, and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund’s decrease in portfolio turnover rate can be attributed to changes in Fund assets. Other changes in portfolio turnover generally relate to increases or decreases in assets during the respective fiscal year as compared to the prior year.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series or “funds”. Each Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds within the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short-sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a super majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities.

Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a portfolio of securities (the “Deposit Securities”) and/or an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Fund or Advisers may permit or require the submission of a basket of securities and other instruments, non-U.S. currency or cash denominated in U.S. dollars that differs from the composition of the published basket(s). The Fund or Advisers may permit or require the consideration for Creation Unit Aggregations to consist solely of cash. The Fund or Advisers reserve the right to permit or require the substitution of an amount of cash denominated in U.S. dollars or non-U.S. currency (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust or Advisers reserve the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The portion of the Cash Component that does not serve to replace a Deposit Security is sometimes also referred to as the “Balancing Amount.” The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of Deposit Securities. If the Balancing Amount is a positive number, the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number, the Authorized Participant will receive the Balancing Amount. The Balancing Amount does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

Each Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or applicable Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described herein, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes from time to time based on changes to a Fund’s Underlying Index and other factors.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In each case, such entity must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (a “Participant Agreement”). A Participating Party or DTC Participant that has entered a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to State Street and the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach State Street and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of a Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or State Street to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the second Business Day following the Transmittal Date. Each Fund reserves the right to settle transactions on a basis other than “T” plus two Business Days (i.e., days on which the NYSE is open) (“T+2”). In certain cases, Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

On days when the Listing Exchange or U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current NAV of the Funds. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the Settlement Date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust also requires delivery of Deposit Securities and/or an Additional Cash Deposit prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date. In no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit.

Cash Purchases. When, in the sole discretion of the Trust or Advisers, cash purchases of Creation Unit Aggregations of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by each Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to any Fund. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or WisdomTree Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor or WisdomTree Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, WisdomTree Asset Management, the Distributor, DTC, NSCC, State Street or a sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, State Street, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. To the extent creations are rejected or may be otherwise limited or suspended, Fund shares could trade at a significant premium or discount to NAV and the Fund could experience substantial redemptions.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. Each Fund imposes a “Transaction Fee” or “CU Fee” on investors purchasing or redeeming Creation Units. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. Where a Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for each Fund will differ from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to each Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for each Fund, may be charged in cases where a Fund permits cash or cash in lieu of Deposit Securities. Investors purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will investors doing so through the NSCC process. Also, investors who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by a Fund.

The following table sets forth the standard and maximum creation and redemption Transaction Fee for each of the Funds. These fees may be changed by the Trust.

Fund	CU Fee*	Maximum CU Fee
Bloomberg U.S. Dollar Bullish Fund	$200	$800
Chinese Yuan Strategy Fund	$200	$800
Emerging Currency Strategy Fund	$200	$800
Floating Rate Treasury Fund	$100	$400
Emerging Markets Corporate Bond Fund	$1,000	$4,000
Emerging Markets Local Debt Fund	$1,500	$6,000
Interest Rate Hedged High Yield Bond Fund	$400	$1,600
Interest Rate Hedged U.S. Aggregate Bond Fund	$400	$1,600
Mortgage Plus Bond Fund	$750	$3,000
Negative Duration U.S. Aggregate Bond Fund	$400	$1,600
Negative Duration High Yield Bond Fund	$400	$1,600
Yield Enhanced U.S. Aggregate Bond Fund	$400	$1,600
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	$200	$800
Yield Enhanced Global Aggregate Bond Fund	$500	$2,000
Yield Enhanced International Aggregate Bond Fund(1)	$1,000	$4,000
CBOE S&P 500 PutWrite Strategy Fund	$100	$500
Managed Futures Strategy Fund	$200	$800

*

Each Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust or as determined by the Adviser, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to any applicable legal limits. The Adviser may pay out of its own resources and not out of Fund assets, such Transaction Fees or variable fees from time to time in its sole discretion. Any such fees and/or payments by the Adviser may impact bid/ask spreads.

(1)	This Fund has not commenced operations.

Placement of Redemption Orders for Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of a Fund generally consists of (i) a portfolio of securities (the “Fund Securities”) and/or (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than instructed, which is typically one day after Transmittal Date (presuming T+2 settlement); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

If the requisite number of shares of the Fund is not delivered as described above or an Additional Cash Deposit is not made, as applicable, in the sole discretion of the Trust or Advisers, in no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any Additional Cash Deposit shall be in the form of U.S. dollars in immediately available funds and shall be held by State Street and marked-to-market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the Additional Cash Deposit shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

A Fund or the Advisers may also, in their sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of an International Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the International Fund is closed or that are otherwise not Business Days for such International Fund, stockholders may not be able to redeem their shares of such International Fund, or to purchase and sell shares of such International Fund on the Listing Exchange for the International Fund, on days when the NAV of such International Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash, money market securities or fixed income securities and other instruments. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS

Each Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+2. Each Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of security delivery practices and/or dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. New or special holidays, treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices (including lengthening settlement cycles, which may also occur in connection with a security sale and its settlement, with limitations or delays in the settlement itself and/or the convertibility or repatriation of the local proceeds associated therewith), could impede a Fund’s ability to satisfy redemption requests in a timely manner. In addition, other unforeseeable closings or changes in a foreign market due to emergencies may also prevent the Trust from delivering redemption proceeds within the normal settlement period or in a timely manner.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices could affect the accuracy of information set forth herein.

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In calendar year 2019, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

2019

Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/18/19	04/26/19	8
Bangladesh	05/29/19	06/09/19	11
	05/30/19	06/10/19	11
	06/03/19	06/11/19	8
	08/06/19	08/14/19	8
	08/07/19	08/18/19	11
	08/08/19	08/19/19	11
China	01/30/19	02/11/19	12
	01/31/19	02/12/19	12
	02/01/19	02/13/19	12
	09/26/19	10/08/19	12
	09/27/19	10/09/19	12
	09/30/19	10/10/19	10
China Connect – Stock Connect	02/01/19	02/11/19	10
	09/30/19	10/08/19	8
Cyprus	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
Eswatini	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/26/19	10
	04/17/19	04/29/19	12
	04/18/19	04/30/19	12
	04/23/19	05/02/19	9
	04/24/19	05/03/19	9
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	07/15/19	07/23/19	8
	07/16/19	07/24/19	8
	07/17/19	07/25/19	8
	07/18/19	07/26/19	8
	07/19/19	07/29/19	10
	08/26/19	09/03/19	8
	08/27/19	09/04/19	8
	08/28/19	09/05/19	8
	08/29/19	09/09/19	11
	08/30/19	09/10/19	11
	09/03/19	09/11/19	8
	09/04/19	09/12/19	8
	09/05/19	09/13/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Hungary	12/20/19	12/30/19	10
	12/23/19	12/31/19	8
Indonesia	05/29/19	06/10/19	12
	05/31/19	06/11/19	11
Japan	04/24/19	05/07/19	13
	04/25/19	05/08/19	13
	04/26/19	05/09/19	13
	12/26/19	01/06/20	11
	12/27/19	01/07/20	11
	12/30/19	01/08/20	9
Jordan	08/07/19	08/15/19	8
	08/08/19	08/18/19	10
Kuwait	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10
Malawi	01/08/19	01/16/19	8
	01/09/19	01/17/19	8
	01/10/19	01/18/19	8
	01/11/19	01/21/19	10
	01/14/19	01/22/19	8
	02/25/19	03/05/19	8
	02/26/19	03/06/19	8
	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/07/19	05/15/19	8
	05/08/19	05/16/19	8
	05/09/19	05/17/19	8
	05/10/19	05/20/19	10
	05/13/19	05/21/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8
	07/01/19	07/09/19	8
	07/02/19	07/10/19	8
	07/03/19	07/11/19	8
	07/04/19	07/12/19	8
	07/05/19	07/15/19	10
	10/08/19	10/16/19	8
	10/09/19	10/17/19	8
	10/10/19	10/18/19	8
	10/11/19	10/21/19	10
	10/14/19	10/22/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Malaysia	01/30/19	02/07/19	8
	01/31/19	02/08/19	8
Morocco	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/09/19	08/19/19	10
	11/04/19	11/13/19	9
	11/05/19	11/14/19	9
Namibia	03/14/19	03/22/19	8
	03/15/19	03/25/19	10
	03/18/19	03/26/19	8
	03/19/19	03/27/19	8
	03/20/19	03/28/19	8
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	06/10/19	06/18/19	8
	06/11/19	06/19/19	8
	06/12/19	06/20/19	8
	06/13/19	06/21/19	8
	06/14/19	06/24/19	10
	08/02/19	08/12/19	10
	08/05/19	08/13/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/19/19	08/27/19	8
	08/20/19	08/28/19	8
	08/21/19	08/29/19	8
	08/22/19	08/30/19	8
	08/23/19	09/02/19	10
	09/17/19	09/25/19	8
	09/18/19	09/26/19	8
	09/19/19	09/27/19	8
	09/20/19	09/30/19	10
	09/23/19	10/01/19	8
	12/03/19	12/11/19	8
	12/04/19	12/12/19	8
	12/05/19	12/13/19	8
	12/06/19	12/17/19	11
	12/09/19	12/18/19	9
	12/11/19	12/19/19	8
	12/12/19	12/20/19	8
	12/13/19	12/23/19	10
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

New Zealand	04/18/19	04/26/19	8
Oman	08/06/19	08/18/19	12
	08/07/19	08/19/19	12
	08/08/19	08/20/19	12
Philippines	12/23/19	01/02/20	10
	12/26/19	01/03/20	8
	12/27/19	01/06/20	10
Qatar	05/30/19	06/09/19	10
	06/02/19	06/10/19	8
	06/03/19	06/11/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10
Russia	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
Saudi Arabia	08/08/19	08/18/19	10
	08/11/19	08/19/19	8
Serbia	04/25/19	05/03/19	8
Srpska	04/25/19	05/03/19	8
Taiwan	01/29/19	02/11/19	13
	01/30/19	02/12/19	13
Tunisia	05/30/19	06/07/19	8
United Arab Emirates	08/07/19	08/15/19	8
	08/08/19	08/18/19	10
Uruguay	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
	04/17/19	04/25/19	8
Vietnam	01/31/19	02/11/19	11
	02/01/19	02/12/19	11
Zimbabwe	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
	04/17/19	04/25/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a RIC, such as a Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)

derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)

diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c)

distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Currency Strategy Fund’s status as a RIC for all years to which the regulations are applicable.

In 2006, the Internal Revenue Service (“IRS”) issued a revenue ruling which concludes that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. In a subsequent revenue ruling the IRS provided that income from certain alternative investments that create commodity exposure, such as certain commodity index- linked or structured notes, may be considered qualifying income under Subchapter M of the Code. The Managed Futures Strategy Fund, however, will invest in certain commodity-linked notes only to the extent it obtains an opinion of counsel confirming that income from such investments should be qualifying income.

In addition, a RIC may gain exposure to commodities through investment in a qualified publicly traded partnership, such as an ETF that is classified as a partnership or trust and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes, such as a WisdomTree Subsidiary. The IRS has recently issued final regulations pursuant to which the “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Managed Futures Strategy Fund attributable to its investment in the WisdomTree Subsidiary is “qualifying income” to the Managed Futures Strategy Fund to the extent that such income is derived with respect to the Managed Futures Strategy Fund’s business of investing in stock, securities or currencies. The Managed Futures Strategy Fund expects its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be derived with respect to the Managed Futures Strategy Fund’s business of investing in stock, securities or currencies. As a result, the Managed Futures Strategy Fund expects its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be treated as “qualifying income” The Advisor will carefully monitor the Managed Futures Strategy Fund’s investments in its WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in its WisdomTree Subsidiary. Accordingly, the extent to which the Managed Futures Strategy Fund invests in commodities or commodity-linked derivatives directly or through its WisdomTree Subsidiary may be limited by the 90% Test, which the Fund must continue to satisfy to maintain its status as a RIC. As such, the Fund might cease to qualify as RICs or could be required to reduce its exposure to such investments which may result in difficulty in implementing the Fund’s respective investment strategies.

A Fund’s failure to qualify as a RIC could cause investors to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, a Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. Please refer to the section of this SAI entitled “Taxes – Taxation of the Funds” for a more detailed explanation of the risks associated with a Fund’s failure to qualify as a RIC.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at the corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Funds’ shares are generally subject to federal income tax as described herein to the extent they do not exceed the Funds’ realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For non-corporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction, which is generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by a Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares.

Since each Fund’s income is derived primarily from sources that do not pay dividends or from non-U.S. sources, it is not expected that a substantial portion of dividends paid by any Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. The trading strategies of certain Funds may limit their ability to distribute dividends eligible for the reduced rates applicable to qualified dividend income.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares, will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Federal Tax Treatment of Certain Fund Investments. Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund.

A Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser or Sub-Adviser might not otherwise have chosen to do so.

Federal Tax Treatment of PutWrite Fund’s Investments. The Fund may write put options on “broad based” securities indices that are classified as “non-equity options” under section 1256 of the Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option issued by the Fund will be treated as sold for market value on the last day of the Fund’s fiscal year, and gain or loss recognized as a result of such deemed sale will be blended gain or loss; however, there are no assurances that the IRS will agree with the Fund’s position regarding the applicability of the mark-to-market rules to such put options. These rules may operate to accelerate the amount that the Fund must distribute to satisfy its distribution requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions.

To the extent the Fund writes options that are not subject to the rules of section 1256 of the Code, the amount of the premium received by the Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

The trading strategies of the Fund may involve non-equity options on stock indices which may constitute “straddle” transactions. In general, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-

term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses.

The Fund may have available a number of elections under the Code concerning the treatment of straddles for tax purposes. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of contracts governed by section 1256 of the Code.

Certain Foreign Currency Tax Issues. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss.

The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income.

A Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

The Currency Strategy Funds’ forward contracts may qualify as so-called “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Currency Strategy Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of that Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, such Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. Pursuant to recently issued Treasury regulations, such amounts included in income each year by a Fund will be “qualifying income”, even if not distributed to the Fund, to the extent such income is derived with respect to such Fund’s business of investing in stock, securities or currencies. In order to make the QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If a Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. A Fund’s recognition of “subpart F income” will increase a Fund’s tax basis in the CFC. Distributions by a CFC to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income. Pursuant to recently issued Treasury regulations, the “Subpart F income” of each Fund attributable to its investment in a CFC is “qualifying income” to such Fund to the extent that such income is derived with respect to such Fund’s business of investing in stock, securities or currencies.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the CFC by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of a Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in REMICs. Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

Non-U.S. Shareholders. In general, dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Units. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Units may not be currently deducted, under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Certain Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Tax Implications of Investment in the WisdomTree Subsidiary. The Managed Futures Strategy Fund intends to invest up to 25% of its assets in its WisdomTree Subsidiary, which is intended to provide the Fund with exposure to the commodity and currency markets within the limitations of the federal tax requirement under Subchapter M of the Code.

The WisdomTree Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the WisdomTree Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the WisdomTree Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”) pursuant to which the WisdomTree Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the WisdomTree Subsidiary’s securities and commodities trading activities are not expected to constitute a U.S. trade or business. However, if certain of the WisdomTree Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the WisdomTree Subsidiary’s gains were attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the WisdomTree Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30%, generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. Income subject to such a flat tax includes dividends and certain interest income from U.S. sources.

The Managed Futures Strategy Fund wholly owns its WisdomTree Subsidiary. Because the Managed Futures Strategy Fund is a U.S. person that will own all of the stock of its WisdomTree Subsidiary the Managed Futures Strategy Fund will be a “U.S. Shareholder” and the WisdomTree Subsidiary will be a CFC. As a “U.S. Shareholder,” the Managed Futures Strategy Fund will be required to include in its gross income for United States federal income tax purposes its WisdomTree Subsidiary’s “subpart F income” (described below), whether or not such income is distributed by the WisdomTree Subsidiary. It is expected that all of the WisdomTree Subsidiary’s income will be “subpart F income.” The Managed Futures Strategy Fund’s recognition of its WisdomTree Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its WisdomTree Subsidiary. Distributions by the WisdomTree Subsidiary to its Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the WisdomTree Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the WisdomTree Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the WisdomTree Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. Please refer to the section of this SAI entitled “Taxes – Foreign Investments” for a more detailed explanation of the CFC reporting rules.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating a Fund’s NAV, Fund investments generally are valued using market valuations. Each Fund generally values: (i) equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; and (iii) short-term debt securities with remaining maturities of 60 days or less at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of the Funds that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund. In addition, each Fund may invest in money market funds which are valued at their NAV per share and Affiliated ETPs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

The sale price a Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by its index (if applicable), particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, particularly for a Fund holding foreign securities or assets, the value of the securities or other assets in such Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell a Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

DIVIDENDS AND DISTRIBUTIONS

Each Fixed Income Fund intends to pay out dividends, if any, on a monthly basis but in any event no less frequently than annually. Each Currency Strategy Fund, PutWrite Fund and the Managed Futures Strategy Fund intend to pay out dividends, if any, on an annual basis. Nonetheless, a Fund might not make a dividend payment every month or quarter, as applicable.

Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to Shareholders for the fiscal year ended August 31, 2019 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP with offices located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm to the Trust.

WIS-SAI-0831-0220

PART C. Other Information

Item 28. Exhibits

(a)(1)	Trust Instrument of WisdomTree Trust (the “Trust” or the “Registrant”) dated December 15, 2005 is incorporated herein by reference to Exhibit (a) of the Registrant’s Initial Registration Statement on Form N-1A, as filed with the U.S. Securities Exchange Commission (the “SEC”) on March 13, 2006.

(2)	Schedule A, as last revised November 1, 2019, to the Trust Instrument dated December 15, 2005, is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Post-Effective Amendment No. 725 filing, as filed with the SEC on December 19, 2019.

(3)	Certificate of Trust, as filed with the State of Delaware on December 15, 2005, is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Initial Registration Statement on Form N-1A, as filed with the SEC on March 13, 2006.

(4)	Revised Schedule A, reflecting the addition of WisdomTree Laddered Municipal Bond Fund and Preferred Income Fund, to the Trust Instrument dated December 15, 2005, to be filed by amendment

(b)	Registrant’s By-Laws, as amended June 16, 2016, are incorporated herein by reference to Exhibit (b) of the Registrant’s Post-Effective Amendment No. 563 filing, as filed with the SEC on July 28, 2016.

(c)	Portions of the Registrant’s Trust Instrument and By-Laws defining the rights of holders of shares of the Registrant are incorporated herein by reference to Article II, Sections 2, 3 and 8, and Articles III, IV, V, VI, VII, VIII, IX and X of the Registrant’s Trust Instrument dated December 15, 2005, filed as Exhibit (a)(1) to the Registrant’s Initial Registration Statement on Form N-1A, as filed with the SEC on March 13, 2006; and to Articles I, V, and VI of the Registrant’s By-Laws, filed as Exhibit (b) to the Registrant’s Initial Registration Statement on Form N-1A, as filed with SEC on March 13, 2006.

(d)(1)	Investment Advisory Agreement dated November 20, 2012 between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(1) of the Registrant’s Post-Effective Amendment No. 142 filing, as filed with the SEC on December 28, 2012.

(2)	Schedule A, dated January 31, 2013 as updated March 29, 2019, to the Investment Advisory Agreement dated November 20, 2012 between the Registrant and WisdomTree Asset Management, Inc., is incorporated herein by reference to Exhibit (d)(2) of the Registrant’s Post-Effective Amendment No. 696 filing, as filed with the SEC on April 18, 2019.

(3)	Investment Advisory Agreement dated March 26, 2013 between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(3) of the Registrant’s Post-Effective Amendment No. 198 filing, as filed with the SEC on July 29, 2013.

(4)	Schedule A, as last amended August 29, 2019, to the Investment Advisory Agreement dated March 26, 2013 between the Registrant and WisdomTree Asset Management, Inc., is incorporated herein by reference to Exhibit (d)(4) of the Registrant’s Post-Effective Amendment No. 716 filing, as filed with the SEC on August 29, 2019.

(5)	Amended and Restated Sub-Advisory Agreement dated January 1, 2013 between WisdomTree Asset Management, Inc. and Mellon Investments Corporation is incorporated herein by reference to Exhibit (d)(6) of the Registrant’s Post-Effective Amendment No. 144 filing, as filed with the SEC on January 11, 2013.

(6)	Appendix A, as last amended October 15, 2018, to the Amended and Restated Sub-Advisory Agreement dated January 1, 2013 between WisdomTree Asset Management, Inc. and Mellon Investments Corporation is incorporated herein by reference to Exhibit (d)(7) of the Registrant’s Post-Effective Amendment No. 656 filing, as filed with the SEC on November 8, 2018.

(7)	Sub-Advisory Agreement dated April 4, 2016 between WisdomTree Asset Management, Inc. and Voya Investment Management Co., LLC is incorporated herein by reference to Exhibit (d)(10) of the Registrant’s Post-Effective Amendment No. 541 filing, as filed with the SEC on April 14, 2016.

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(8)	Amendment dated August 15, 2017 to the Sub-Advisory Agreement dated April 4, 2017 between WisdomTree Asset Management, Inc., and Voya Investment Management Co., LLC is incorporated herein by reference to Exhibit (d)(9) of the Registrant’s Post-Effective Amendment No. 612 filing, as filed with the SEC on December 21, 2017.

(9)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree Mortgage Plus Bond Fund, and Voya Investment Management Co., LLC, is incorporated herein by reference to Exhibit (d)(10) of the Registrant’s Post-Effective Amendment No. 696 filing, as filed with the SEC on April 18, 2019.

(10)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree ICBCCS S&P China 500 Fund, and ICBC Credit Suisse Asset Management (International) Company Limited is incorporated herein by reference to Exhibit (d)(10) of the Registrant’s Post-Effective Amendment No. 610 filing, as filed with the SEC on December 18, 2017.

(11)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree 90/60 U.S. Balanced Fund, and Mellon Investments Corporation, is incorporated herein by reference to Exhibit (d)(11) of the Registrant’s Post-Effective Amendment No. 625, as filed with the SEC on July 2, 2018.

(12)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree Emerging Markets Multifactor Fund, and Mellon Investments Corporation is incorporated herein by reference to Exhibit (d)(12) of the Registrant’s Post-Effective Amendment No. 635 filing, as filed with the SEC on July 30, 2018.

(13)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree International Multifactor Fund, and Mellon Investments Corporation is incorporated herein by reference to Exhibit (d)(13) of the Registrant’s Post-Effective Amendment No. 636 filing, as filed with the SEC on July 30, 2018.

(14)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree India ex-State Owned Enterprises Fund, and Mellon Investments Corporation is incorporated herein by reference to Exhibit (d)(14) of the Registrant’s Post-Effective Amendment No. 679 filing, as filed with the SEC on February 5, 2019.

(15)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree Modern Tech Platforms Fund, and Mellon Investments Corporation, is incorporated herein by reference to Exhibit (d)(16) of the Registrant’s Post-Effective Amendment No. 704 filing, as filed with the SEC on May 17, 2019.

(16)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree Cloud Computing Fund, and Mellon Investments Corporation, is incorporated herein by reference to Exhibit (d)(18) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(17)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree Laddered Municipal Bond Fund, Preferred Income Fund and [SUB-ADVISER], to be filed by amendment.

(18)	Investment Advisory Agreement dated February 19, 2008 between WisdomTree Asset Management, Inc. and WisdomTree India Investment Portfolio, Inc. is incorporated herein by reference to Exhibit (d)(7) of the Registrant’s Post-Effective Amendment No. 14 filing, as filed with the SEC on April 4, 2008.

(19)	Form of Sub-Advisory Agreement dated November 20, 2012 between WisdomTree Asset Management, Inc., on behalf of the WisdomTree India Investment Portfolio Inc., and Mellon Investments Corporation is incorporated herein by reference to Exhibit (d)(10) of the Registrant’s Post-Effective Amendment No. 142 filing, as filed with the SEC on December 28, 2012.

(20)	Fee Waiver Agreement dated October 25, 2019 between the Registrant, on behalf of the WisdomTree U.S. Corporate Bond Fund (f/k/a WisdomTree Fundamental U.S. Corporate Bond Fund), WisdomTree U.S. Short-Term Corporate Bond Fund (f/k/a WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund), WisdomTree U.S. High Yield Corporate Bond Fund (f/k/a WisdomTree Fundamental U.S. High Yield Corporate Bond Fund), WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (f/k/a WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund), WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Japan Multifactor Fund (f/k/a WisdomTree Dynamic Currency Hedged Japan Equity Fund), WisdomTree Europe Multifactor Fund (f/k/a WisdomTree Dynamic Currency Hedged Europe Equity Fund), WisdomTree Dynamic Bearish U.S. Equity Fund, WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund, and WisdomTree Dynamic Long/Short U.S. Equity Fund, and WisdomTree Asset Management, Inc., is incorporated herein by reference to Exhibit (d)(22) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

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(21)	Fee Waiver Agreement dated December 18, 2017 between the Registrant, on behalf of the WisdomTree Balanced Income Fund and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(28) of the Registrant’s Post-Effective Amendment No. 612 filing, as filed with the SEC on December 21, 2017.

(22)	Fee Waiver Agreement dated July 26, 2019 between the Registrant, on behalf of the WisdomTree International Quality Dividend Growth Fund, WisdomTree Emerging Markets Consumer Growth Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund and WisdomTree China ex-State-Owned Enterprises Fund, and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(25) of the Registrant’s Post-Effective Amendment No. 711 filing, as filed with the SEC on July 30, 2019.

(23)	Fee Waiver Agreement dated November 1, 2018 between the Registrant, on behalf of the WisdomTree Yield Enhanced Global Aggregate Bond Fund, and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(25) of the Registrant’s Post-Effective Amendment No. 656 filing, as filed with the SEC on November 8, 2018.

(24)	Fee Waiver Agreement dated December 12, 2019 between the Registrant, on behalf of the WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Managed Futures Strategy Fund, WisdomTree CBOE Russell 2000 PutWrite Strategy Fund and WisdomTree Yield Enhanced U.S Short-Term Aggregate Bond Fund and WisdomTree Asset Management, Inc., is incorporated herein by reference to Exhibit (d)(25) of the Registrant’s Post-Effective Amendment No. 725 filing, as filed with the SEC on December 19, 2019.

(25)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc., on behalf of the WisdomTree Interest Rate Hedged High Yield Bond Fund and Voya Investment Management Co. LLC, to be filed by amendment.

(e)(1)	Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(1) of the Registrant’s Post-Effective Amendment No. 634 filing, as filed with the SEC on July 27, 2018.

(2)	Exhibit A, dated July 30, 2018, to the Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(2) of the Registrant’s Post-Effective Amendment No. 635 filing, as filed with the SEC on July 30, 2018.

(3)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of the Registrant’s Initial Registration Statement on Form N-1A, as filed with the SEC on March 13, 2006.

(f)	Not applicable.

(g)(1)	Master Custodian Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(1) of the Registrant’s Post-Effective Amendment No. 346 filing, as filed with the SEC on March 31, 2014.

(2)	Appendix A, as last revised August 29, 2019, to the Master Custodian Agreement, Administration Agreement and Transfer Agency Service Agreement, each dated September 27, 2013, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(2) of the Registrant’s Post-Effective Amendment No. 716 filing, as filed with the SEC on August 29, 2019.

(3)	Revised Appendix A, reflecting the addition of the WisdomTree Laddered Municipal Bond Fund and Preferred Income Fund to the Master Custodian Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, to be filed by amendment.

(h)(1)	Administration Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(1) of the Registrant’s Post-Effective Amendment No. 346 filing, as filed with the SEC on March 31, 2014.

(2)	Transfer Agency and Service Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(5) of the Registrant’s Post-Effective Amendment No. 346 filing, as filed with the SEC on March 31, 2014.

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(3)	Schedule A, as last revised August 29, 2019, to the Administration Agreement and Transfer Agency and Service Agreement, each dated September 27, 2013, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(3) of the Registrant’s Post-Effective Amendment No. 716 filing, as filed with the SEC on August 29, 2019.

(4)	Revised Schedule A, reflecting the addition of the WisdomTree Laddered Municipal Bond Fund and Preferred Income Fund, to the Administration Agreement and Transfer Agency and Service Agreement, each dated September 27, 2013, between the Registrant and State Bank and Trust Company to be filed by amendment.

(5)	License Agreement dated March 21, 2006 between the Registrant and WisdomTree Investments, Inc. is incorporated herein by reference to Exhibit (h)(3) of the Registrant’s Post-Effective Amendment No. 2 filing, as filed with the SEC on September 29, 2006.

(6)	Exhibit A, as last revised [ ], to the License Agreement dated March 21, 2006 between the Registrant and WisdomTree Investments, Inc. to be filed by amendment.

(7)	Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(8) of the Registrant’s Post-Effective Amendment No. 346 filing, as filed with the SEC on March 31, 2014.

(8)	Tenth Amendment dated November 3, 2016 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(8) of the Registrant’s Post-Effective Amendment No. 577 filing, as filed with the SEC on December 22, 2016.

(9)	Twelfth Amendment and revised Schedule B dated April 27, 2017 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(9) of the Registrant’s Post-Effective Amendment No. 596 filing, as filed with the SEC on July 28, 2017.

(10)	Thirteenth Amendment and revised Schedule B dated October 23, 2017 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(10) of the Registrant’s Post-Effective Amendment No. 616 filing, as filed with the SEC on February 20, 2018.

(11)	Fourteenth Amendment dated December 19, 2017 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(11) of the Registrant’s Post-Effective Amendment No. 616 filing, as filed with the SEC on February 20, 2018.

(12)	Fifteenth Amendment and revised Schedule B dated January 29, 2018 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, reflecting the addition of the WisdomTree ICBCCS S&P China 500 Fund and WisdomTree Balanced Income Fund, is incorporated herein by reference to Exhibit (h)(12) of the Registrant’s Post-Effective Amendment No. 616 filing, as filed with the SEC on February 20, 2018.

(13)	Sixteenth Amendment and revised Schedule B dated April 16, 2018 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(13) of the Registrant’s Post-Effective Amendment No. 622 filing, as filed with the SEC on May 29, 2018.

(14)	Seventeenth Amendment and revised Schedule B dated August 1, 2018 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, reflecting the addition of the WisdomTree 90/60 U.S. Balanced Fund, WisdomTree Emerging Markets Multifactor Fund, and WisdomTree International Multifactor Fund is incorporated herein by reference to Exhibit (h)(14) of the Registrant’s Post-Effective Amendment No. 641 filing, as filed with the SEC on September 19, 2018.

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(15)	Eighteenth Amendment and revised Schedule B dated January 29, 2019 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, reflecting the addition of the WisdomTree Yield Enhanced Global Aggregate Bond Fund, is incorporated herein by reference to Exhibit (h)(15) of the Registrant’s Post-Effective Amendment No. 696 filing, as filed with the SEC on April 18, 2019.

(16)	Nineteenth Amendment and revised Schedule B dated June 12, 2019 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(16) of the Registrant’s Post-Effective Amendment No. 716 filing, as filed with the SEC on August 29, 2019.

(17)	Twenty-First Amendment and revised Schedule B dated August 29, 2019 to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, reflecting the addition of the WisdomTree Modern Tech Platforms Fund and WisdomTree Cloud Computing Fund, is incorporated herein by reference to Exhibit (h)(18) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(18)	Amendment and revised Schedule B to the Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company, reflecting the addition of the WisdomTree Laddered Municipal Bond Fund and Preferred Income Fund, to be filed by amendment.

(19)	Chief Compliance Officer Services Agreement dated October 1, 2009 between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (h)(10) of the Registrant’s Post-Effective Amendment No. 27 filing, as filed with the SEC on October 15, 2009.

(20)	Exhibit C, as last revised August 29, 2019, to the Chief Compliance Officer Services Agreement dated October 1, 2009 between the Registrant and WisdomTree Asset Management, Inc., is incorporated herein by reference to Exhibit (h)(19) of the Registrant’s Post-Effective Amendment No. 716 filing, as filed with the SEC on August 29, 2019.

(21)	Revised Exhibit C, reflecting the addition of WisdomTree Laddered Municipal Bond Fund and Preferred Income Fund, to the Chief Compliance Officer Services Agreement dated October 1, 2009 between the Registrant and WisdomTree Asset Management, Inc., to be filed by amendment.

(22)	Fund Services Agreement dated June 15, 2009 between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (h)(11) of the Registrant’s Post-Effective Amendment No. 131 filing, as filed with the SEC on September 10, 2012.

(23)	Exhibit A, as last revised August 29, 2019, to the Fund Services Agreement dated June 15, 2009 between the Registrant and WisdomTree Asset Management, Inc., is incorporated herein by reference to Exhibit (h)(22) of the Registrant’s Post-Effective Amendment No. 716 filing, as filed with the SEC on August 29, 2019.

(24)	Revised Exhibit A, reflecting the addition of WisdomTree Laddered Municipal Bond Fund and Preferred Income Fund, to the Fund Services Agreement dated June 15, 2009 between the Registrant and WisdomTree Asset Management, Inc., to be filed by amendment.

(25)	WisdomTree Rules-Based Core Equity Methodology (formerly, the “WisdomTree Rules-Based Earnings-Weighted Methodology ”), dated March 2019 is incorporated herein by reference to Exhibit (h)(23) of the Registrant’s Post-Effective Amendment No. 711 filing, as filed with the SEC on July 30, 2019.

(26)	WisdomTree Rules-Based Methodology (Domestic and International Dividend Indexes), dated April 2019 is incorporated herein by reference to Exhibit (h)(26) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(27)	WisdomTree Rules-Based Methodology (Global Dividend Indexes), dated November 2018 is incorporated herein by reference to Exhibit (h)(27) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(28)	WisdomTree Rules-Based Methodology (India Earnings Index), dated February 2017 is incorporated herein by reference to Exhibit (h)(25) of the Registrant’s Post-Effective Amendment No. 634 filing, as filed with the SEC on July 27, 2018.

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(29)	WisdomTree Rules-Based Methodology (Global ex-US Quality Dividend Growth Index), dated September 2017 is incorporated herein by reference to Exhibit (h)(26) of the Registrant’s Post-Effective Amendment No. 634 filing, as filed with the SEC on July 27, 2018.

(30)	WisdomTree Rules-Based Methodology (Middle East Dividend Index), dated April 2019 is incorporated herein by reference to Exhibit (h)(30) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(31)	WisdomTree Rules-Based Methodology (ex-State Owned Enterprises Indexes), dated April 2019 is incorporated herein by reference to Exhibit (h)(31) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(32)	WisdomTree Rules-Based Methodology (Hedged and Unhedged Equity Indexes), dated April 2019 is incorporated herein by reference to Exhibit (h)(32) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(33)	WisdomTree Rules-Based Methodology (Emerging Market Dividend Indexes), dated November 2018 is incorporated herein by reference to Exhibit (h)(33) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(34)	WisdomTree Index Methodology (Dynamic Long/Short U.S. Equity Index and Dynamic Bearish U.S. Equity Index), dated September 2018 is incorporated herein by reference to Exhibit (h)(33) of the Registrant’s Post-Effective Amendment No. 653 filing, as filed with the SEC on October 26, 2018.

(35)	WisdomTree Index Methodology (Dynamic Hedged/Unhedged Equity Indexes: Dynamic Currency Hedged International SmallCap Equity Index, Dynamic Currency Hedged International Equity Index, and Dynamic Currency Hedged International Quality Dividend Growth Index), dated April 2019 is incorporated herein by reference to Exhibit (h)(35) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(36)	WisdomTree Index Methodology (U.S. High Yield Corporate Bond Index Family: U.S. High Yield Corporate Bond Index and U.S. Short-term High Yield Corporate Bond Index), dated September 2019 is incorporated herein by reference to Exhibit (h)(36) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(37)	WisdomTree Index Methodology (U.S. Corporate Bond Index Family: U.S. Corporate Bond Index and U.S. Short-term Corporate Bond Index) dated September 2019, is incorporated herein by reference to Exhibit (h)(37) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(38)	WisdomTree Index Methodology (Managed Futures Index) is incorporated herein by reference to Exhibit (h)(38) of the Registrant’s Post-Effective Amendment No. 577 filing, as filed with the SEC on December 22, 2016.

(39)	WisdomTree Index Methodology (U.S. Multifactor Index), dated April 2019 is incorporated herein by reference to Exhibit (h)(39) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(40)	WisdomTree Index Methodology (WisdomTree Balanced Income Index) is incorporated herein by reference to Exhibit (h)(41) of the Registrant’s Post-Effective Amendment No. 612 filing, as filed with the SEC on December 21, 2017.

(41)	WisdomTree Rules-Based Methodology (WisdomTree Modern Tech Platforms Index), dated May 2019, is incorporated herein by reference to Exhibit (h)(41) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(42)	WisdomTree Rules-Based Methodology (Interest Rate Hedged High Yield Bond Fund), to be filed by amendment.

(i)(1)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree CBOE S&P 500 Put Write Strategy Fund, is incorporated herein by reference to Exhibit (i)(21) of the Registrant’s Post-Effective Amendment No. 433 filing, as filed with the SEC on June 24, 2015.

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(2)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree International Hedged Equity Fund, is incorporated herein by reference to Exhibit (i)(22) of the Registrant’s Post-Effective Amendment No. 434 filing, as filed with the SEC on June 24, 2015.

(3)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Dynamic Long/Short U.S. Equity Fund, is incorporated herein by reference to Exhibit (i)(16) of the Registrant’s Post-Effective Amendment No. 490 filing, as filed with the SEC on December 10, 2015.

(4)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Dynamic Bearish U.S. Equity Fund, is incorporated herein by reference to Exhibit (i)(17) of the Registrant’s Post-Effective Amendment No. 491 filing, as filed with the SEC on December 10, 2015.

(5)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Currency Income Funds, WisdomTree Fixed Income Funds, and WisdomTree Alternative Funds, is incorporated herein by reference to Exhibit (i)(15) of the Registrant’s Post-Effective Amendment No. 497 filing, as filed with the SEC on December 16, 2015.

(6)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, is incorporated herein by reference to Exhibit (i)(16) of the Registrant’s Post-Effective Amendment No. 501 filing, as filed with the SEC on January 5, 2016.

(7)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Dynamic Currency Hedged International Equity Fund, is incorporated herein by reference to Exhibit (i)(17) of the Registrant’s Post-Effective Amendment No. 502 filing, as filed with the SEC on January 5, 2016.

(8)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Japan Multifactor Fund (f/k/a WisdomTree Dynamic Currency Hedged Japan Equity Fund), is incorporated herein by reference to Exhibit (i)(18) of the Registrant’s Post-Effective Amendment No. 503 filing, as filed with the SEC on January 5, 2016.

(9)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Europe Multifactor Fund (f/k/a WisdomTree Dynamic Currency Hedged Europe Equity Fund), is incorporated herein by reference to Exhibit (i)(19) of the Registrant’s Post-Effective Amendment No. 504 filing, as filed with the SEC on January 5, 2016.

(10)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree International Quality Dividend Growth Fund, is incorporated herein by reference to Exhibit (i)(20) of the Registrant’s Post-Effective Amendment No. 539 filing, as filed with the SEC on April 4, 2016.

(11)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Emerging Markets Dividend Fund, is incorporated herein by reference to Exhibit (i)(21) of the Registrant’s Post-Effective Amendment No. 540 filing, as filed with the SEC on April 4, 2016.

(12)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree U.S. Corporate Bond Fund, is incorporated herein by reference to Exhibit (i)(22) of the Registrant’s Post-Effective Amendment No. 541 filing, as filed with the SEC on April 14, 2016.

(13)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree U.S. Short-Term Corporate Bond Fund, is incorporated herein by reference to Exhibit (i)(23) of the Registrant’s Post-Effective Amendment No. 542 filing, as filed with the SEC on April 14, 2016.

(14)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree U.S. High Yield Corporate Bond Fund, is incorporated herein by reference to Exhibit (i)(24) of the Registrant’s Post-Effective Amendment No. 543 filing, as filed with the SEC on April 14, 2016.

(15)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree U.S. Short-Term High Yield Corporate Bond Fund, is incorporated herein by reference to Exhibit (i)(25) of the Registrant’s Post-Effective Amendment No. 544 filing, as filed with the SEC on April 14, 2016.

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(16)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund, is incorporated herein by reference to Exhibit (i)(30) of the Registrant’s Post-Effective Amendment No. 571 filing, as filed with the SEC on October 28, 2016.

(17)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund LLC is incorporated herein by reference to Exhibit (i)(31) of the Registrant’s Post-Effective Amendment No. 587 filing, as filed with the SEC on May 11, 2017.

(18)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree U.S. Multifactor Fund, is incorporated herein by reference to Exhibit (i)(32) of the Registrant’s Post-Effective Amendment No. 592 filing, as filed with the SEC on June 26, 2017.

(19)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree CBOE Russell 2000 PutWrite Strategy Fund, is incorporated herein by reference to Exhibit (i)(32) of the Registrant’s Post-Effective Amendment No. 603 filing, as filed with the SEC on October 23, 2017.

(20)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree ICBCCS S&P China 500 Fund is incorporated herein by reference to Exhibit (i)(31) of the Registrant’s Post-Effective Amendment No. 610 filing, as filed with the SEC on December 18, 2017.

(21)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Balanced Income Fund is incorporated herein by reference to Exhibit (i)(32) of the Registrant’s Post-Effective Amendment No. 611 filing, as filed with the SEC on December 18, 2017.

(22)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree 90/60 U.S. Balanced Fund, is incorporated herein by reference to Exhibit (i)(29) of the Registrant’s Post-Effective Amendment No. 625, as filed with the SEC on July 2, 2018.

(23)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Emerging Markets Multifactor Fund is incorporated herein by reference to Exhibit (i)(28) of the Registrant’s Post-Effective Amendment No. 635 filing, as filed with the SEC on July 30, 2018.

(24)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree International Multifactor Fund, is incorporated herein by reference to Exhibit (i)(29) of the Registrant’s Post-Effective Amendment No. 636 filing, as filed with the SEC on July 30, 2018.

(25)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Yield Enhanced Global Aggregate Bond Fund, is incorporated herein by reference to Exhibit (i)(30) of the Registrant’s Post-Effective Amendment No. 656 filing, as filed with the SEC on November 8, 2018.

(26)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Yield Enhanced International Aggregate Bond Fund, is incorporated herein by reference to Exhibit (i)(31) of the Registrant’s Post-Effective Amendment No. 657 filing, as filed with the SEC on November 8, 2018.

(27)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree India ex-State Owned Enterprises Fund, is incorporated herein by reference to Exhibit (i)(36) of the Registrant’s Post-Effective Amendment No. 679 filing, as filed with the SEC on February 5, 2019.

(28)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Mortgage Plus Bond Fund, is incorporated herein by reference to Exhibit (i)(36) of the Registrant’s Post-Effective Amendment No. 696 filing, as filed with the SEC on April 18, 2019.

(29)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Modern Tech Platforms Fund, is incorporated herein by reference to Exhibit (i)(37) of the Registrant’s Post-Effective Amendment No. 704 filing, as filed with the SEC on May 17, 2019.

(30)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Cloud Computing Fund, is incorporated herein by reference to Exhibit (i)(35) of the Registrant’s Post-Effective Amendment No. 716 filing, as filed with the SEC on August 29, 2019.

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(31)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree U.S. Equity Funds and WisdomTree International Equity Funds, is incorporated herein by reference to Exhibit (i)(36) of the Registrant’s Post-Effective Amendment No. 711 filing, as filed with the SEC on July 30, 2019.

(32)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree International Equity, Fixed Income, Alternative and Asset Allocation ETFs is incorporated herein by reference to Exhibit (i)(33) of the Registrant’s Post-Effective Amendment No. 721 filing, as filed with the SEC on October 28, 2019.

(33)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Currency Income Funds, WisdomTree Fixed Income Funds, and WisdomTree Alternative Funds, is incorporated herein by reference to Exhibit (i)(34) of the Registrant’s Post-Effective Amendment No. 725 filing, as filed with the SEC on December 19, 2019.

(34)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Laddered Municipal Bond Fund, to be filed by amendment.

(35)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Preferred Income Fund, to be filed by amendment.

(j)	Not applicable.

(k)	Not applicable.

(l)	Form of Letter of Representations between the Registrant and The Depository Trust Company is incorporated herein by reference to Exhibit (l) of the Registrant’s Pre-Effective Amendment No. 2 filing, as filed with the SEC on June 9, 2006.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) of the Registrant’s Post-Effective Amendment No. 27 filing, as filed with the SEC on October 15, 2009.

(2)	Code of Ethics of WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (p)(2) of the Registrant’s Post-Effective Amendment No. 124 filing, as filed with the SEC on July 27, 2012.

(3)	Code of Ethics of Mellon Investments Corporation is incorporated herein by reference to Exhibit (p)(3) of the Registrant’s Post-Effective Amendment No. 634 filing, as filed with the SEC on July 27, 2018.

(4)	Code of Ethics of Voya Investment Management Co., LLC is incorporated herein by reference to Exhibit (p)(5) of the Registrant’s Post-Effective Amendment No. 541 filing, as filed with the SEC on April 14, 2016.

(5)	Code of Ethics of ICBC Credit Suisse Asset Management (International) Company Limited is incorporated herein by reference to Exhibit (p)(5) of the Registrant’s Post-Effective Amendment No. 610 filing, as filed with the SEC on December 18, 2017.

(6)	Code of Ethics of [SUB-ADVISER], sub-adviser to the WisdomTree Laddered Municipal Bond Fund, to be filed by amendment.

(7)	Code of Ethics of [SUB-ADVISER], sub-adviser to the WisdomTree Preferred Income Fund, to be filed by amendment.

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(q)(1)	Powers of Attorney dated June 13, 2017 for David Castano, David Chrencik, Joel Goldberg, Melinda Raso Kirstein, Toni Massaro, Jonathan Steinberg and Victor Ugolyn are incorporated herein by reference to Exhibit (q)(1) of the Registrant’s Post-Effective Amendment No. 596 filing, as filed with the SEC on July 28, 2017.

(2)	Secretary’s Certificate related to certain signatory authority is incorporated herein by reference to Exhibit (r) of the Registrant’s Post-Effective Amendment No. 222 filing, as filed with the SEC on September 24, 2013.

Item 29. Persons Controlled by or Under Common Control with the Registrant

As of the date of this Registration Statement, the Registrant, through the Managed Futures Strategy Fund, owns 100% of the WisdomTree Managed Futures Portfolio I. WisdomTree Managed Futures Portfolio I is an exempted company organized under Cayman Islands law.

As of the date of this Registration Statement, the Registrant, through the WisdomTree India Earnings Fund, owns 100% of the WisdomTree India Investment Portfolio, Inc., an exempted company organized under the laws of the Republic of Mauritius.

Item 30. Indemnification

Reference is made to Article IX of the Registrant’s Trust Instrument included as Exhibit (a)(1) to this Registration Statement with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 1. Limitation of Liability.

All Persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees, or agents, whether past, present, or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Investment Adviser, or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Section 2. Indemnification.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every Person who is, or has been, a Trustee or an officer, employee, or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series (out of Assets belonging to that Series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that the transfer agent of the Trust or any Series shall not be considered an agent for these purposes unless expressly deemed to be such by the Trustees in a resolution referring to this Article.

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who has been adjudicated by a court or body before which the proceeding was brought:

(A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or

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(B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based on a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based on a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors, and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof on receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section, provided that either (i) such Covered Person has provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, modification, or adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification, or adoption.

Reference is made to Article VI of the Registrant’s By-Laws included as Exhibit (b) to this Registration Statement with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 6.2. Limitation of Liability.

The Declaration refers to the Trustees as Trustees, but not as individuals or personally; and no Trustee, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust; provided, that nothing contained in the Declaration or the By-Laws shall protect any Trustee or officer of the Trust from any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

WisdomTree Asset Management, Inc. (“WTAM”), 245 Park Avenue, 35th Floor, New York, NY 10167, a wholly-owned subsidiary of WisdomTree Investments, Inc., is a registered investment adviser and serves as investment adviser for each series of the Trust. The description of WTAM under the caption of “Management-Investment Adviser” in the Prospectus and under the caption “Management of the Trust” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.

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Each of the directors and officers of WTAM will also generally have substantial responsibilities (as noted below) as directors and/or officers of WisdomTree Investments, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167. To the knowledge of the Registrant, except as set forth below or otherwise disclosed in the Prospectus or Statement of Additional Information as noted above, none of the directors or executive officers of WTAM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with WTAM	Principal Business(es) During Last Two Fiscal Years

Jonathan Steinberg	Chief Executive Officer and Director	Dual officer/director of WisdomTree Investments, Inc.

Peter Ziemba	EVP – Senior Advisor to the Chief Executive Officer, Chief Administrative Officer, and Director	Dual officer of WisdomTree Investments, Inc.

Amit Muni	Chief Financial Officer, EVP of Finance, Treasurer and Director	Dual officer of WisdomTree Investments, Inc.

Marci Frankenthaler	EVP, Chief Legal Officer and Secretary	Dual officer of WisdomTree Investments, Inc.

Stuart Bell	EVP, Chief Operating Officer, and Director	EVP of WisdomTree Investments, Inc.

R. Jarrett Lilien	President	President and Chief Operating Officer of WisdomTree Investments, Inc.

Jeremy Schwartz	EVP and Global Head of Research	Dual officer of WisdomTree Investments, Inc.

Terry Feld	Chief Compliance Officer	None

Ryan Louvar	General Counsel	None

WTAM, with the approval of the Trust’s Board of Trustees, selects the sub-adviser for each of the Trust’s series, as applicable. Voya Investment Management Co., LLC serves as sub-adviser for the WisdomTree U.S. Corporate Bond Fund, WisdomTree U.S. Short-Term Corporate Bond Fund, WisdomTree U.S. High Yield Corporate Bond Fund, WisdomTree U.S. Short-Term High Yield Corporate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree Emerging Markets Corporate Bond Fund and WisdomTree Mortgage Plus Bond Fund. ICBC Credit Suisse Asset Management (International) Company Limited serves as sub-adviser for the WisdomTree ICBCCS S&P China 500 Fund. Mellon Investments Corporation serves as sub-adviser for each other series of the Trust. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of the sub-advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

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Mellon Investments Corporation

Name	Position Held with Mellon Investments Corporation	Principal Business(es) During the Last Two Fiscal Years

Thomas Loeb	Board of Directors & Chairman Emeritus	Dual officer of The Bank of New York

Linda Lillard	Executive Vice President, Chief Operating Officer, Board of Directors	Dual officer of The Bank of New York

Jeff Zhang	Executive Vice President, Chief Investment Officer – Multi-Asset and Multi-Factor and Index, Board of Directors	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Gregory Brisk	Board of Directors	Head of Investment Management Governance, Mellon Investments Corporation

Alexander Over	Board of Directors, Global Head of Distribution	Dual officer of The Bank of New York

Adam Joffe	Board of Directors, Chief Business Officer	Dual officer of The Bank of New York

Michael Germano	Board of Directors, Head of Strategy	International Strategy Group, The Bank of New York

David Leduc	Board of Directors, Chief Investment Officer – Active Fixed Income	Dual officer of The Bank of New York

David Daglio	Board of Directors, Chief Investment Officer – Active Equity	Dual officer of The Bank of New York

Jamie Lewin	Board of Directors	Manager Research, The Bank of New York

Matthew Oomen	Board of Directors	IM EMEA Head of Distribution, Global Distribution Admin, The Bank of New York

Edward Ladd	Board of Directors	Director, Standish Mellon Asset Management

James Desmond Mac Intyre	President, Chief Executive Officer, Chairman of the Board of Directors	Head of Investment Process Oversight, Bridgewater Associates

Jennifer Cassedy	Chief Compliance Officer	Dual officer of The Bank of New York

John Shea	Chief Financial Officer	Finance, The Bank of New York

Voya Investment Management Co., LLC

Name	Position Held with Voya Investment Management Co., LLC	Principal Business(es) During the Last Two Fiscal Years*

Gerald Thomas Lins	Managing Director and General Counsel	Managing Director and General Counsel of VIM and VAAM.

Mark Donald Weber	Senior Managing Director	Director and Senior Managing Director of VIM; Senior Managing Director of VAAM.

Shaun Patrick Mathews	Senior Managing Director	Director and Senior Managing Director of VIM.

Christopher Francis Corapi	Chief Investment Officer of Equities and Senior Managing Director	Chief Investment Officer of Equities and Senior Managing Director of VAAM.

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Name	Position Held with Voya Investment Management Co., LLC	Principal Business(es) During the Last Two Fiscal Years*

Christine Lynn Hurtsellers	Chief Executive Officer	Chief Investment Officer of Fixed Income & Proprietary Investments and Senior Managing Director of VIM; Chief Investment Officer of Fixed Income & Proprietary Investments and Senior Managing Director of VAAM.

Michael Bruce Pytosh	Co-Head of U.S. Equity Platform and Senior Managing Director	Co-Head of U.S. Equity Platform and Senior Managing Director of VIM; Co-Head of U.S. Equity Platform and Senior Managing Director of VAAM.

Paul Zemsky	Senior Managing Director	Senior Managing Director of VIM and VAAM.

Deborah Ann Hammalian	Senior Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of VIM and VAAM.

Amir Sahibzada	Chief Risk Officer and Managing Director	Chief Risk Officer of VIM and VAAM.

Michael Allyn Bell	Chief Financial Officer and Managing Director	Chief Financial Officer and Managing Director of VIM and VAAM.

Matthew Toms	Chief Investment Officer of Fixed Income & Proprietary Investments and Senior Managing Director	Managing Director and Head of U.S. Public Investments

*	Voya Investment Management LLC (“VIM”), Voya Alternative Asset Management LLC (“VAAM”).

ICBC Credit Suisse Asset Management (International) Company Limited

With respect to information regarding ICBC Credit Suisse Asset Management (International) Company Limited (the “sub-adviser”), reference is hereby made to “Management — Sub-Adviser” in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the sub-adviser, reference is made to the current Form ADV of the sub-adviser filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

ICBC Credit Suisse Asset Management (International) Company Limited

File No. 801-107885

CRD No. 283218

Item 32. Foreside Fund Services, LLC

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. ABS Long/Short Strategies Fund

2. Absolute Shares Trust

3. AdvisorShares Trust

4. American Century ETF Trust

5. Amplify ETF Trust

6. ARK ETF Trust

7. Bluestone Community Development Fund (f/k/a The 504 Fund)

8. Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust

9. Bridgeway Funds, Inc.

10. Brinker Capital Destinations Trust

11. Center Coast Brookfield MLP & Energy Infrastructure Fund

12. Cliffwater Corporate Lending Fund

13. CornerCap Group of Funds

14

14. Davis Fundamental ETF Trust

15. Direxion Shares ETF Trust

16. Eaton Vance NextShares Trust

17. Eaton Vance NextShares Trust II

18. EIP Investment Trust

19. Ellington Income Opportunities Fund

20. EntrepreneurShares Series Trust

21. Evanston Alternative Opportunities Fund

22. EventShares U.S. Policy Alpha ETF, Series of Listed Funds Trust (f/k/a Active Weighting Funds ETF Trust)

23. Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)

24. Fiera Capital Series Trust

25. FlexShares Trust

26. Forum Funds

27. Forum Funds II

28. FQF Trust

29. Friess Small Cap Growth Fund, Series of Managed Portfolio Series

30. GraniteShares ETF Trust

31. Guinness Atkinson Funds

32. Infinity Core Alternative Fund

33. Innovator ETFs Trust

34. Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)

35. Ironwood Institutional Multi-Strategy Fund LLC

36. Ironwood Multi-Strategy Fund LLC

37. IVA Fiduciary Trust

38. John Hancock Exchange-Traded Fund Trust

39. Manor Investment Funds

40. Miller/Howard Funds Trust

41. Miller/Howard High Income Equity Fund

42. Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

43. Morningstar Funds Trust

44. Pickens Morningstar® Renewable Energy Response™ ETF

45. OSI ETF Trust

46. Overlay Shares Core Bond ETF, Series of Listed Funds Trust

47. Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

48. Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

49. Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

50. Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

51. Pacific Global ETF Trust

52. Palmer Square Opportunistic Income Fund

53. Partners Group Private Income Opportunities, LLC

54. PENN Capital Funds Trust

55. Performance Trust Mutual Funds, Series of Trust for Professional Managers

56. Plan Investment Fund, Inc.

57. PMC Funds, Series of Trust for Professional Managers

58. Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions

59. Quaker Investment Trust

60. Renaissance Capital Greenwich Funds

61. RMB Investors Trust (f/k/a Burnham Investors Trust)

62. Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

63. Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

64. Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust

65. Salient MF Trust

66. SharesPost 100 Fund

67. Six Circles Trust

68. Sound Shore Fund, Inc.

69. Steben Alternative Investment Funds

70. Strategy Shares

71. Syntax ETF Trust

72. Tactical Income ETF, Series of Collaborative Investment Series Trust

15

73. The Chartwell Funds

74. The Community Development Fund

75. The Relative Value Fund

76. Third Avenue Trust

77. Third Avenue Variable Series Trust

78. Tidal ETF Trust

79. TIFF Investment Program

80. Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

81. Timothy Plan International ETF, Series of The Timothy Plan

82. Timothy Plan US Large Cap Core ETF, Series of The Timothy Plan

83. Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

84. Transamerica ETF Trust

85. U.S. Global Investors Funds

86. Variant Alternative Income Fund

87. VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

88. VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

89. VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II

90. VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II

91. VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

92. VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

93. VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

94. VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

95. VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

96. VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

97. VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

98. VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

99. VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

100. VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

101. VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II

102. VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II

103. VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II

104. VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II

105. VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II

106. VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II

107. Vivaldi Opportunities Fund

108. West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)

109. WisdomTree Trust

110. WST Investment Trust

111. XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

16

Item 33. Location of Accounts and Records

(a)

The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 245 Park Avenue, 35th Floor, New York, NY 10167.

(b)	WTAM maintains all Records relating to its services as investment adviser to the Registrant at 245 Park Avenue, 35th Floor, New York, New York 10167.

(c)	Mellon Investments Corporation maintains all Records relating to its services as sub-adviser at 50 Fremont Street, Suite 3900, San Francisco, California 94105.

(d)	Voya Investment Management Co., LLC maintains all Records relating to its services as sub-adviser at 230 Park Avenue New York, New York 10169.

(e)	ICBC Credit Suisse Asset Management (International) Co. Ltd. maintains all Records relating to its services as sub-adviser at Suite 801, 8/F, ICBC Tower, 3 Garden Road, Central, Hong Kong.

(f)	Foreside Fund Services, LLC maintains all Records relating to its services as Distributor of the Registrant at Three Canal Plaza, Suite 100, Portland, Maine 04101.

(g)

State Street Bank and Trust Company maintains all Records relating to its services as administrator, transfer agent and custodian of the Registrant at 1200 Crown Colony Drive, Quincy, Massachusetts 02189.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

17

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 729 to Registration Statement No. 333-132380 to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 25th day of February, 2020.

WISDOMTREE TRUST
(Registrant)

By:	/s/ Jonathan Steinberg
Jonathan Steinberg
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 729 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

Signatures	Title	Date

/s/ Jonathan Steinberg Jonathan Steinberg	President (Principal Executive Officer) and Trustee	February 25, 2020

/s/ David Castano* David Castano	Treasurer (Principal Financial and Accounting Officer)	February 25, 2020

/s/ David Chrencik* David Chrencik	Trustee	February 25, 2020

/s/ Joel Goldberg* Joel Goldberg	Trustee	February 25, 2020

/s/ Toni Massaro* Toni Massaro	Trustee	February 25, 2020

/s/ Melinda Raso Kirstein* Melinda Raso Kirstein	Trustee	February 25, 2020

/s/ Victor Ugolyn* Victor Ugolyn	Trustee	February 25, 2020

*By:	/s/ Ryan Louvar
Ryan Louvar
(Attorney-in-Fact)

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